As filed with the Securities and Exchange Commission on December 14, 2006

1933 Act File No. 333-

1940 Act File No. 811-21989

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐	Amendment No.

Nicholas-Applegate Equity & Income Capture Fund

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas

New York, New York 10105

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(212) 739-3369

(Registrant’s Telephone Number, including Area Code))

William V. Healey

c/o Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, New York 10105

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies of Communications to:

David C. Sullivan, Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☐.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, par value $.00001	40,000 Shares	$25.00	$1,000,000	$107.00

(1)	Estimated solely for purposes of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY __, 2007

PROSPECTUS

ALLIANZ LOGO

[                    ] Shares

Nicholas-Applegate

Equity & Income Capture Fund

Common Shares

$25.00 per share

The Fund is a newly organized, diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is to seek total return comprised of capital appreciation, current income and gains.

Portfolio Management Strategies. The Fund will pursue its investment objective by investing in a diversified portfolio of equity securities (the “Equity Component”) and convertible securities (the “Convertible Component”). Initially, the Equity Component is expected to represent approximately 60%, and the Convertible Component approximately 40%, of the assets of the Fund. Thereafter, the percentage of the Fund’s assets represented by each Component is expected to vary based on relative investment performance and the sub-adviser’s views regarding market conditions and other factors. The Fund expects that each Component will generally vary within a range of 20% above or below its initial allocation (i.e., 40% to 80% for the Equity Component and 20% to 60% for the Convertible Component).

The Fund will also employ a strategy of writing (selling) call options on the stocks held in the Equity Component, generally with respect to approximately 70% of the value of each stock position (the “Option Strategy”). The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk. The Fund generally will write “out-of-the-money” call options with a strike price that is 5% to 10% higher than the market value of the underlying security at the time written, which allows the Fund to potentially benefit from appreciation in the underlying securities up to the strike price. The Fund selects written options positions with strike prices and maturities designed to capture total return through a combination of premiums and appreciation of the underlying securities up to their strike prices.

Through a combination of these asset classes and strategies, the Fund attempts to simultaneously capture equity market exposure and current income utilizing a disciplined, fundamental, bottom-up research process combined with traditional credit analysis.

Allianz Global Investors Fund Management LLC (the “Manager”) serves as the investment manager of the Fund and retains its affiliate, Nicholas-Applegate Capital Management LLC (“NACM” or the “Sub-Adviser”), to serve as sub-adviser and manage the Fund’s portfolio.

The Fund cannot assure you that it will achieve its investment objective.

(continued on following page)

Investing in the Fund’s common shares involves certain risks. See “ Risks” beginning on page 27 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 1 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$	$
Sales load	$	$
Estimated offering expenses(1)	$	$
Proceeds to the Fund	$	$

(1)	The Underwriters may also purchase up to an additional [ ] common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to the Fund will be $ , $ , $ , and $ , respectively.

(2)	The Manager has agreed to pay from its own assets a structuring fee to , and additional compensation to . The Manager may pay commissions to employees of its affiliates that participate in the marketing of the Fund’s common shares. See “Underwriting.”

(3)	Allianz Global Investors Fund Management LLC (the “Manager”) has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses.

The Underwriters expect to deliver common shares to purchasers on or about [                    ], 2007.

[Underwriters to be listed.]

[                    ], 2007

(continued from previous page)

No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors purchasing shares in the initial public offering. The common shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance, under the trading or “ticker” symbol “___.”

Portfolio Contents. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of equity securities, convertible securities and other income-producing securities.

The Equity Component will ordinarily consist of common stocks, but may also include other types of equity securities, including preferred stocks, depository receipts, rights and warrants. The Fund may invest in securities of companies with any size market capitalization, but ordinarily expects to focus its equity investments in companies with market capitalizations of $3 billion or more at the time of investment. The Fund may purchase securities in initial public offerings (“IPOs”).

The Convertible Component will ordinarily consist principally of convertible securities, including bonds, debentures, notes, preferred stocks, and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value), as well as synthetic convertible securities. The weighted average maturity of securities comprising the Convertible Component will typically range from 5 to 10 years, although it may be shorter or longer at any time and from time to time depending upon market conditions. The Convertible Component normally will have an average credit quality that is investment grade, although it may include convertible and other debt securities that are of below investment grade quality. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities.

The Fund may also invest up to 20% of its total assets in non-convertible income-producing securities including, but not limited to, bonds, debentures, notes, government securities, mortgage-related securities and other types of debt instruments. To the extent that the Fund does so, the non-convertible incoming-producing securities will be treated as being part of the Convertible Component for purposes of the asset allocation, maturity and credit quality parameters specified above.

The Fund will ordinarily invest principally in securities of U.S. issuers. The Fund may invest without limit in securities of non-U.S. issuers that trade on U.S. securities markets, such as American Depository Receipts (“ADRs”). Up to 20% of the Fund’s total assets may be invested in other non-U.S. equity and debt securities, including securities of issuers that are organized or headquartered in developing or “emerging market” countries.

The Fund will employ its Option Strategy by writing (selling) call options on stocks held in the Equity Component. It is expected that the Fund will ordinarily write call options on all or substantially all of the individual stocks held in the Equity Component, and with respect to approximately 70% of the value of each position. However, the extent of the Fund’s use of the Option Strategy may vary from time to time depending on market conditions and other factors. The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk. Most of the options written by the Fund will be exchange-traded, although the Fund may utilize over-the-counter options. The Fund may also utilize other derivative strategies involving call and put options, futures and forward contracts, swap agreements, short sales and other derivative instruments for investment purposes or in an attempt to hedge against market and other risks in the portfolio.

The Fund may invest up to 10% of its total assets in illiquid securities. The Fund may invest a significant portion of its assets in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). The Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”), and may invest in real estate investment trusts (“REITs”).

Leverage and Borrowings. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings (including through reverse repurchase agreements or dollar rolls) to add leverage to its portfolio. NACM may recommend that the Fund utilize leverage in certain favorable market conditions relating to movements in the yield curve and other economic factors. The Fund may also enter into derivative transactions that may in certain circumstances produce effects similar to leverage. Any leverage used by the Fund would be utilized up to approximately 35% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized. See “Leverage and Borrowings.” To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. See “Risks—Leverage Risk.”

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated [            ], 2007, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page [__] of this prospectus. You may request a free copy of the Statement of Additional Information by calling (877) 819-2224 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s Web site (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Fund	Nicholas-Applegate Equity & Income Capture Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. See “The Fund.”

The Offering	The Fund is offering [________] common shares of beneficial interest, with a par value of $0.00001 per share, at $25.00 per share through a group of underwriters (the “Underwriters”) led by [ ]. The common shares of beneficial interest are called “Common Shares” in the rest of this prospectus. You must purchase at least 100 Common Shares. The Fund has given the Underwriters an option to purchase up to [______] additional Common Shares to cover orders in excess of [______] Common Shares. See “Underwriting.” Allianz Global Investors Fund Management LLC (the “Manager”) has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses.

Investment Objective and Strategies	The Fund’s investment objective is to seek total return comprised of capital appreciation, current income and gains. The Fund cannot assure you that it will achieve its investment objective.

The Fund will pursue its investment objective by investing in a diversified portfolio of equity securities (the “Equity Component”) and convertible securities (the “Convertible Component”). The Fund will also employ a strategy of writing (selling) call options on the stocks held in the Equity Component, generally with respect to approximately 70% of the value of each stock position (the “Option Strategy”). The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk. The types of investments that will ordinarily comprise the Equity Component and the Convertible Component, and the instruments used to implement the Option Strategy, are summarized below under “—Portfolio Contents.”

Asset Allocation. Initially, the Equity Component is expected to represent approximately 60%, and the Convertible Component approximately 40%, of the assets of the Fund. Thereafter, the percentage of the Fund’s assets represented by each Component is expected to vary based on relative investment performance and the portfolio managers’ views regarding market conditions and other factors. The Fund expects that each Component will generally vary within a range of 20% above or below its initial allocation (i.e., 40% to 80% for the Equity Component and 20% to 60% for the Convertible Component). The risk/return profile of the Fund (taken as a whole) will vary according to the level of assets allocated to each Component.

Investment Selection Strategies

In selecting investments for the Fund, NACM, the Fund’s Sub-Adviser, attempts to identify issuers of securities that successfully adapt to change. Through a combination of investments in the asset classes and use of the strategies described below, NACM attempts to simultaneously capture equity market exposure and current income for the Fund utilizing a disciplined, fundamental, bottom-up research process combined with traditional credit analysis.

Convertible Component. In selecting convertible securities for the Convertible Component, NACM evaluates each convertible security’s investment characteristics as an income-producing security, using the credit analysis techniques described below, as well as its potential for capital appreciation, using techniques that focus on the security’s equity characteristics as described under “Equity Component” below. NACM seeks to capture approximately 70-80% of any increase in the market price of the underlying equities (upside potential) and 50% or less of any decrease in the market price of the underlying equities (downside exposure).

NACM uses traditional credit analysis in selecting convertible securities and any non-convertible income-producing securities for the Convertible Component. NACM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. NACM relies heavily on its own analysis of the credit quality and risks associated with individual securities considered for the Convertible Component, rather than relying exclusively on rating agencies or third-party research. The portfolio managers use this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer high current income or attractive capital appreciation relative to NACM’s assessment of their credit characteristics.

NACM will normally attempt to maintain the portfolio of the Convertible Component with an average credit quality that is investment grade – i.e., rated at least Baa3 by Moody’s Investor Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Ratings Services (“S&P”) or, with respect to unrated securities, based on comparable credit quality determinations made by NACM. Average credit quality for these purposes is determined by reference to the credit- and dollar-weighted quality of convertible and other debt securities in the Fund’s portfolio. For example, using Moody’s ratings, a bond rated Aa3 together with two bonds rated Ba3, all three of the same value, would produce an average credit quality of Baa3. The Fund may invest a portion of the Convertible Component in convertible and other debt securities that are of below investment grade quality, including unrated securities and distressed securities that are in default or the issuers of which are in bankruptcy. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” See “Risks – Credit/High Yield Risk.”

Equity Component. In selecting equity securities for the Equity Component (as well as in considering the equity characteristics of convertible securities), NACM ordinarily looks for several of the following characteristics: above-average earnings growth; high return on invested capital; a healthy or improving balance sheet and overall financial strength; sound financial and accounting policies; strong competitive advantages, which may include effective research and product development and marketing, development of new technologies, efficient service and pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. To the extent that NACM invests in preferred stocks or real estate investment trusts for the Equity Component, NACM will also consider such security’s characteristics as an income-producing security using credit analysis similar to that described above for the Convertible Component.

NACM’s discipline in selling securities from either Component is designed to drive the portfolio continually toward strength, taking into account, as applicable, factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities, a decline in industry fundamentals, or a material change in any of the other factors that led to the initial purchase of the security.

Diversification. Subject to the availability of suitable investment opportunities and subject to the Fund’s limitations, NACM will attempt to diversify the Fund’s investments in the Equity and Convertible Components broadly in an attempt to minimize the portfolio’s sensitivity to equity securities risk, credit risk and/or other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence.

Option Strategy. In implementing the Fund’s Option Strategy, NACM will “sell” or “write” call options on stocks held in the Equity Component. It is expected that the Fund will ordinarily write call options on all or substantially all of the individual stocks held in the Equity Component, and with respect to approximately 70% of the value of each position.

However, the extent of the Fund’s use of the Option Strategy may vary from time to time depending on market conditions and other factors. The Option Strategy is designed to generate gains from option premiums in an attempt to enhance the Fund’s income and to reduce overall portfolio risk. However, there is no assurance that the Option Strategy will achieve its objectives.

Call options on individual securities are contracts representing the right to purchase the underlying security at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying security and the strike price, the volatility of the underlying security, and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the value of the underlying security and the strike price upon exercise. In effect, the Fund forgoes the potential appreciation in the underlying security in exchange for the premium, although it retains the risk of loss should the price of the underlying security decline. Therefore, the Fund’s use of the Option Strategy will generally limit the Fund’s ability to benefit from the full upside potential of its Equity Component.

The Fund generally will write call options with a strike price that is above (“out-of-the-money”) the market value of the underlying security at the time written. The Fund will ordinarily write out-of-the-money call options where the strike price is 5% to 10% higher than the value of the underlying security at the time written, but reserves the flexibility to write options that are out-of-the-money to a greater or lesser extent based on market conditions and other factors. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the underlying security held by the Fund up to the strike price, but the Fund forgoes any appreciation above the strike price. The Fund selects written options positions with strike prices and maturities designed to capture total return through a combination of premiums and appreciation of the underlying securities up to their strike prices. The Fund also reserves the flexibility to write “at-the-money” (i.e., with a strike price equal to the market value of the underlying security) and “in-the-money” (i.e., with a strike price below the market value of the underlying security) call options. The Fund’s written call options on individual stocks will be “covered” because the Fund will hold the underlying stock in its portfolio throughout the term of the option. The Fund will not write options with respect to individual stocks that are not held in the Fund’s portfolio (i.e., “naked” options).

Although it has no current intention to do so, the Fund may also write call options on equity indexes and ETFs. The Fund would cover any such options either by segregating liquid assets in an amount equal to its net obligations under the contract or by entering into offsetting positions. Please see “Investment Objective and Policies – Derivative Instruments” in the Statement of Additional Information for a description of written call options on equity indexes and ETFs and related risks.

The Fund generally will write “listed” call options that are originated and standardized by the Options Clearing Corporation (the “OCC”) and trade on a major exchange. Listed call options are currently traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges. Conventional listed call options have expiration dates that can generally be up to nine months from the date the options are first listed for trading. Longer-term call options can have expirations dates up to three years from the date of listing. The call options the Fund may write may be either “American-style” options, which may be exercised at any time between the date of purchase and the expiration date, or “European-style” options, which may be exercised only during a specified time just prior to the expiration date. The Fund may also write unlisted (or “over-the-counter”) call options.

Portfolio Contents. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of equity securities, convertible securities and other income-producing securities.

The Equity Component will ordinarily consist of common stocks, but may also include other types of equity securities, including preferred stocks, depository receipts, rights and warrants. The Fund may invest in securities of companies with any size market capitalization, but ordinarily expects to focus its equity investments in companies with market capitalizations of $3 billion or more at the time of investment. The Fund may purchase securities in initial public offerings (“IPOs”).

The Convertible Component will ordinarily consist principally of convertible securities, including bonds, debentures, notes, preferred stocks, and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value), as well as synthetic convertible securities. The weighted average maturity of securities comprising the Convertible Component will typically range from 5 to 10 years, although it may be shorter or longer at any time and from time to time depending upon market conditions. The Convertible Component normally will have an average credit quality that is investment grade, although it may include convertible and other debt securities that are of below investment grade quality.

The Fund may also invest up to 20% of its total assets in non-convertible income-producing securities including, but not limited to, bonds, debentures, notes, government securities, mortgage-related securities and other types of debt instruments. To the extent that the Fund does so, the non-convertible incoming-producing securities will be treated as being part of the Convertible Component for purposes of the asset allocation, maturity and credit quality parameters specified above.

The Fund will ordinarily invest principally in securities of U.S. issuers. The Fund may invest without limit in securities of non-U.S. issuers that trade on U.S. securities markets, such as American Depository Receipts (“ADRs”). Up to 20% of the Fund’s total assets may be invested in other non-U.S. equity and debt securities, including securities of issuers that are organized or headquartered in developing or “emerging market” countries.

The Fund will employ its Option Strategy by writing (selling) call options on stocks held in the Equity Component. It is expected that the Fund will ordinarily write call options on all or substantially all of the individual stocks held in the Equity Component, and with respect to approximately 70% of the value of each position. However, the extent of the Fund’s use of the Option Strategy may vary from time to time depending on market conditions and other factors. The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk. Most of the options written by the Fund will be exchange-traded, although the Fund may utilize over-the-counter options. The Fund may also utilize other derivative strategies involving call and put options, futures and forward contracts, swap agreements, short sales and other derivative instruments for investment purposes or in an attempt to hedge against market and other risks in the portfolio.

The Fund may invest up to 10% of its total assets in illiquid securities. The Fund may invest a significant portion of its assets in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). The Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”), and may invest in real estate investment trusts (“REITs”).

As a diversified fund, the Fund generally may not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund will not concentrate its investments in a particular

“industry” by investing more than 25% of its total assets in that industry. See “How the Fund Manages Risk—Investment Limitations.” The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

Leverage and Borrowings	Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings (including through reverse repurchase agreements or dollar rolls) to add leverage to its portfolio. NACM may recommend that the Fund utilize leverage in certain favorable market conditions relating to movements in the yield curve and other economic factors. The Fund may also enter into derivative transactions that may in certain circumstances produce effects similar to leverage. Any leverage used by the Fund would be utilized up to approximately 35% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized. See “Leverage and Borrowings.” To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. See “Risks—Leverage Risk.”

Investment Manager	The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily total managed assets. “Total managed assets” means the total assets of the Fund (including assets attributable to any preferred shares or borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2006, the Manager and its investment management affiliates had approximately $[ ] billion in assets under management.

The Manager has retained NACM to manage the Fund’s investments. See “Sub-Adviser” below.

Sub-Adviser	NACM serves as Sub-Adviser for the Fund. NACM has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of the Manager and the Fund’s Board of Trustees. NACM is located at 600 West Broadway, San Diego, CA 92101. Organized in 1984, NACM provides advisory services primarily to mutual funds and institutional accounts. As of December 31, 2006, NACM had approximately $[ ] billion in assets under management.

The Manager (and not the Fund) will pay a portion of the fees it receives from the Fund to NACM in return for its services.

Distributions	Commencing with the Fund’s first dividend, the Fund intends to make quarterly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the common stocks and other equity securities held in the Equity Component; (ii) interest income received by the Fund from the convertible securities and any non-convertible debt securities held in the Convertible Component; and (iii) capital gains (short-term and long-term) from net option premiums and the sale of portfolio securities. Distributions are likely to be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.

The Fund’s quarterly distributions will be made from the Fund’s net investment income and net gains from option premiums and the sale of portfolio securities. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. To the extent required by the Investment Company Act of 1940 (the “1940 Act”) and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source (as between net income and gains) of the distribution made. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.) The ultimate tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant fiscal year. For example, the Fund may distribute amounts early in the calendar year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your shares, with any amounts exceeding such basis treated as gain from the sale of shares.

As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain dividends being comprised more heavily of long-term capital gains eligible for favorable income tax rates. During periods in which the Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund’s dividends may be comprised of capital gains from the sale of securities held by the Fund, which would involve transaction costs and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund’s operations when all of the Fund’s portfolio securities will have been held for less than one year).

Your initial distribution is expected to be declared approximately 75 days, and paid approximately 120 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See “Distributions” and “Dividend Reinvestment Plan.” Although it does not now intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

Listing	The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance, under the trading or “ticker” symbol “___.” See “Description of Shares.”

Custodian and Transfer Agent	[______________] will serve as custodian of the Fund’s assets. [______________] will serve as the Fund’s transfer and dividend disbursement agent. See “Custodian and Transfer Agent.”

Market Price of Shares	Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of organization and offering expenses paid or reimbursed by the Fund. See “Use of Proceeds.” In addition to net asset value, market price may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be affected by levels of dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s Option Strategy, regulation affecting the timing and character of Fund distributions, Fund expenses and other factors), portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings. See “Risks,” “Description of Shares” and “Repurchase of Common Shares; Conversion to Open-End Fund” in this prospectus, and the Statement of Additional Information under “Repurchase of Common Shares; Conversion to Open-End Fund.” The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk Considerations	The following describes various principal risks of investing in the Fund. A more detailed description of these and other risks of investing in the Fund are described under “Risks” in this prospectus and under “Investment Objectives and Policies” in the Fund’s Statement of Additional Information.

No Prior History. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Market Discount Risk. As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by a sales load and organizational and offering expenses paid or reimbursed by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund’s shares may trade at a price that is less than their initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial public offering.

Equity Securities and Related Market Risk. The Fund will ordinarily have substantial exposure to common stocks and other equity securities in pursuing its investment objective and policies, through direct investments in equity securities and investments in convertible securities. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. The value of equity securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may also decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline in value due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

The Fund may invest in both equity securities of companies that NACM believes will experience relatively rapid earnings growth (growth securities) and equity securities of companies that NACM believes are selling at a price lower then their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If NACM’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that NACM anticipates.

Issuer Risk. The value of securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Synthetic Convertible Securities Risk. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible element of the security is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. See “Risks – Other Derivatives Risks.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Credit Risk/High Yield Risk. Credit risk is the risk that one or more of the Fund’s investments in convertible securities, other debt securities, preferred stock or other instruments will decline in price, or fail to pay dividends, interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. The Fund may purchased distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. Securities in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. See “The Fund’s Investment Objective and Strategies – Portfolio Contents and Other Information – High Yield Securities” for additional information.

Interest Rate Risk. Generally, when market interest rates rise, the prices of convertible securities and non-convertible debt obligations fall, and vice versa. Interest rate risk is the risk that securities in the Fund’s portfolio will decline in value because of increases in market interest rates. During periods of declining interest rates, an issuer of convertible securities or other debt securities may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. In addition to directly affecting convertible and other debt securities, rising interest rates may also have an adverse impact on the value of equity securities held by the Fund. Because market interest rates are currently relatively low, there is a greater risk that the Fund’s portfolio will decline in value as market interest rates rise.

Dividend and Income Risk. The income shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments as well as the gains the Fund receives from writing options and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, distribution rates on convertible securities and other debt instruments held by the Fund, and shareholders’ income from the Fund, would likely decline as well. Please see “Distributions” above for a description of other risks associated with the level, timing and character of the Fund’s distributions.

Reinvestment Risk. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called convertible securities or other debt other obligations at market interest rates that are below the Fund’s current earnings rate. A decline in income could affect the Common Shares’ market price or their overall return.

Options Risk. There are various risks associated with the Fund’s Option Strategy. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security over the strike price upon exercise. In effect, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the portfolio security covering the option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. Therefore, the Fund’s use of the Option Strategy will generally limit the Fund’s ability to benefit from the full upside potential of its Equity Component.

The value of options written by the Fund, which will be priced daily, are determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying security in relation to the strike price, changes in dividend rates of the underlying security, changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security, and the time remaining until the expiration date. The value of options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. To the extent that the Fund utilizes unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of options might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write may be affected by options written by other investment advisory clients of NACM or its affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Other Derivatives Risk. In addition to writing call options on equities securities held in the Equity Component, NACM may write call options on behalf of the Fund with respect to on equity indexes and ETFs, which involves many of the risks associated with option writing as discussed above and additional risks, such as correlation risk and additional tax-related risks. Please see “Investment Objective and Policies” in the Statement of Additional Information for details. NACM may buy and sell put and call options on individual securities and indexes in creating synthetic convertible securities for the Convertible Component. The Fund may otherwise use a variety of other derivative instruments for investment or hedging and risk management purposes, including purchased call options, purchased or written put options, futures contracts, options on futures contracts, forward contracts, short sales and swap agreements. The Fund also may use derivatives to gain exposure to securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, issuer risk, interest rate risk, credit risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See “Leverage Risk” below.

Tax Risk. Premiums from call options on stocks are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term, depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if options written by the Fund expire unexercised, the Fund generally will recognize short-term gains equal to the premiums received. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term losses. See “Tax Matters.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. Although the Fund intends to make distributions quarterly, the ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains of the Fund with respect to that year, in which case the excess generally will be treated as a return of capital that is tax-free to the holders of the Shares, up to the amount of the shareholder’s tax basis in the applicable Shares, with any amounts exceeding such basis treated as gain from the sale of such Shares. In certain instances, the Fund may make distributions exceeding net capital gains for those year (as reduced by capital loss carryforwards) but not exceeding current earnings and profits, in which case those distributions will be taxable as ordinary income even though the Fund could have retained those gains without paying a tax thereon. See “Tax Matters.”

Foreign (Non-U.S.) Investment Risk. The Fund’s investments in securities of foreign issuers, securities denominated in foreign currencies and/or securities traded principally in securities markets outside the United States involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. The value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund. Although NACM has the flexibility to hedge against this foreign currency risk, it may determine not to do so or to do so only in unusual circumstances or market conditions. Foreign settlement procedures also may involve additional risks. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of developing or “emerging market” countries.

Smaller Company Risk. The general risks associated with equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty establishing or closing out its securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of the issuers’ earnings potential or assets. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Initial Public Offerings (IPOs) Risk. The Fund may purchase securities in initial public offerings (“IPOs”). These securities are often subject to the general risks associated with investments in companies with small market capitalization, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

Preferred Stock Risk. In addition to equity securities risk (see “—Equity Securities and Related Market Risk” above) and credit risk (see “—Credit Risk/High Yield Risk” above), investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

REITs and Mortgage-Related Risk. Real estate investment trusts (“REITs”) involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Mortgage REITs are also subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the REIT’s returns to the Fund or the value of the Fund’s investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates.

Rule 144A Securities Risk. Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to the Fund’s limitation to invest not more than 10% of its total assets in securities that are illiquid at the time of investment, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. NACM and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Management risk is particularly significant for the Fund because the Fund involves separately managed components. In particular, the Option Strategy may involve sophisticated investment strategies to be implemented by NACM and there can be no guarantee that these strategies will be successful.

Other Investment Companies Risk. The Fund may invest in securities of other open-or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Leverage Risk” below.

Leverage Risk. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivative transactions that may in some circumstances give rise to a form of financial leverage. However, the Fund ordinarily will cover its positions in these transactions so that there is no resulting leverage. Any leverage used by the Fund would be utilized up to approximately 35% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized.

The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. See “Leverage and Borrowings.” In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged. The Fund’s use of leverage would create the opportunity for increased Common Share net income, but also would result in special risks for Common Shareholders. If used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage creates the likelihood of greater volatility of net asset value and market price of Common Shares.

Because the fees received by the Manager and NACM are based on the total managed assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding), the Manager and NACM have a financial incentive for the Fund to issue preferred shares or use borrowings, which may create a conflict of interest between Manager and NACM, on the one hand, and the Common Shareholders, on the other hand.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the options and other derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity Risk. The Fund may invest up to 10% of its total assets in illiquid securities (determined using the Securities and Exchange Commission’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them.

Market Disruption and Geopolitical Risk. The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions	The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

SUMMARY OF FUND EXPENSES

The following table shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	[	]%
Offering Costs Borne by the Fund (as a percentage of offering price)	0.20	%(1)
Dividend Reinvestment Plan Fees	None	(2)

	Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees (3)	1.00%
Other Expenses	0.15	%(1)

Total Annual Expenses	1.15%

(1)	The Fund will pay or reimburse organizational and offering expenses estimated at $[ ] from the proceeds of the offering. The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $.05 per share (.20% of the offering price). The Manager has agreed to pay all of the Fund’s organizational expenses. The organizational expenses and offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table above. However, these expenses will be borne by Common Shareholders and result in a reduction of the net asset value of the Common Shares.

(2)	You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(3)	Although the Fund’s management fees are calculated on total managed assets, the Fund’s total managed assets are expected to be the same as its net assets because the Fund has no present intention to utilize leverage and borrowings.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately [                    ] Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See “Management of the Fund” and “Dividend Reinvestment Plan.”

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $[            ] and estimated offering expenses of this offering of $2.00) that you would pay on a $1,000 investment in Common Shares, assuming the sales load and the offering expenses listed in the parenthetical above, and (a) total annual expenses of 1.15% in years one through 10, and (b) a 5% annual return(1):

	1 Year			3 Years			5 Years			10 Years
Total Expenses Incurred	$	[__	]	$	[__	]	$	[__	]	$	[__	]

(1)	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on December 12, 2006, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. The Fund has no operating history. The Fund’s principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (800) 331-1710.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $[            ] (or $[            ] if the Underwriters exercise the overallotment option in full) after payment or reimbursement of the estimated organizational and offering costs. The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in investments that meet its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term securities, or in derivative instruments designed to give the Fund (and its respective Components) exposure to the types of securities and markets in which it will ordinarily invest while NACM selects specific securities. These may include equity index futures contracts.

THE FUND’S INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives

The Fund’s investment objective is to seek total return comprised of capital appreciation, current income and gains. The Fund cannot assure you that it will achieve its investment objective.

The Fund will pursue its investment objective by investing in a diversified portfolio of equity securities (the “Equity Component”) and convertible securities (the “Convertible Component”). The Fund will also employ a strategy of writing (selling) call options on the stocks held in the Equity Component, generally with respect to approximately 70% of the value of each stock position (the “Option Strategy”). The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk. The types of investments that will ordinarily comprise the Equity Component and the Convertible Component, and the instruments used to implement the Option Strategy, are summarized below under “—Portfolio Contents.”

Allianz Global Investors Fund Management LLC (the “Manager”) serves as the investment manager of the Fund and retains its affiliate, Nicholas-Applegate Capital Management LLC (“NACM” or the “Sub-Adviser”), to serve as sub-adviser and manage the Fund’s portfolio. See “Management of the Fund— Sub-Adviser” below. The portfolio management strategies and techniques utilized by NACM are described below.

Asset Allocation

Initially, the Equity Component is expected to represent approximately 60%, and the Convertible Component approximately 40%, of the Fund’s assets. Thereafter, the percentage of the Fund’s assets represented by each Component is expected to vary based on relative investment performance and the portfolio managers’ views regarding market conditions and other factors. The Fund expects that each Component will generally vary within a range of 20% above or below its initial allocation (i.e., 40% to 80% for the Equity Component and 20% to 60% for the Convertible Component). The risk/return profile of the Fund (taken as a whole) will vary according to the level of assets allocated to each Component.

Investment Selection Strategies

In selecting investments for the Fund, NACM, the Fund’s Sub-Adviser, attempts to identify issuers of securities that successfully adapt to change. Through a combination of investments in the asset classes and use of the strategies described below, NACM attempts to simultaneously capture equity market exposure and current income for the Fund utilizing a disciplined, fundamental, bottom-up research process combined with traditional credit analysis.

Convertible Component. In selecting convertible securities for the Convertible Component, NACM evaluates each convertible security’s investment characteristics as an income-producing security, using the credit analysis techniques described below, as well as its potential for capital appreciation, using techniques that focus on the security’s equity characteristics as described under “Equity Component” below. NACM seeks to capture approximately 70-80% of any increase in the market price of the underlying equities (upside potential) and 50% or less of any decrease in the market price of the underlying equities (downside exposure).

NACM uses traditional credit analysis in selecting convertible securities and any non-convertible income-producing securities for the Convertible Component. NACM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. NACM relies heavily on its own analysis of the credit quality and risks associated with individual securities considered for the Convertible Component, rather than relying exclusively on rating agencies or third-party research. The portfolio managers use this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer high current income or attractive capital appreciation relative to NACM’s assessment of their credit characteristics.

NACM will normally attempt to maintain the portfolio of the Convertible Component with an average credit quality that is investment grade – i.e., rated at least Baa3 by Moody’s Investor Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Ratings Services (“S&P”) or, with respect to unrated securities, based on comparable credit quality determinations made by NACM. Average credit quality for these purposes is determined by reference to the credit- and dollar-weighted quality of convertible and other debt securities in the Fund’s portfolio. For example, using Moody’s ratings, a bond rated Aa3 together with two bonds rated Ba3, all three of the same value, would produce an average credit quality of Baa3. The Fund may invest a portion of the Convertible Component in convertible and other debt securities that are of below investment grade quality, including unrated securities and distressed securities that are in default or the issuers of which are in bankruptcy. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” See “Risks – Credit/High Yield Risk.”

Equity Component. In selecting equity securities for the Equity Component (as well as in considering the equity characteristics of convertible securities), NACM ordinarily looks for several of the following characteristics: above-average earnings growth; high return on invested capital; a healthy or improving balance sheet and overall financial strength; sound financial and accounting policies; strong competitive advantages, which may include effective research and product development and marketing, development of new technologies, efficient service and pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. To the extent that NACM invests in preferred stocks or real estate investment trusts for the Equity Component, NACM will also consider such security’s characteristics as an income-producing security using credit analysis similar to that described above for the Convertible Component.

NACM’s discipline in selling securities from either Component is designed to drive the portfolio continually toward strength, taking into account, as applicable, factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities, a decline in industry fundamentals, or a material change in any of the other factors that led to the initial purchase of the security.

Diversification. Subject to the availability of suitable investment opportunities and subject to the Fund’s limitations, NACM will attempt to diversify the Fund’s investments in the Equity and Convertible Components broadly in an attempt to minimize the portfolio’s sensitivity to equity securities risk, credit risk and/or other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence.

Option Strategy. In implementing the Fund’s Option Strategy, NACM will “sell” or “write” call options on stocks held in the Equity Component. It is expected that the Fund will ordinarily write call options on all or substantially all of the individual stocks held in the Equity Component, and with respect to approximately 70% of the value of each position. However, the extent of the Fund’s use of the Option Strategy may vary from time to time depending on market conditions and other factors. The Option Strategy is designed to generate gains from option premiums in an attempt to enhance the Fund’s income and to reduce overall portfolio risk. However, there is no assurance that the Option Strategy will achieve its objectives.

Call options on individual securities are contracts representing the right to purchase the underlying security at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying security and the strike price, the volatility of the underlying security, and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the value of the underlying security and the strike price upon exercise. In effect, the Fund forgoes the potential appreciation in the underlying security in exchange for the premium, although it retains the risk of loss should the price of the underlying security decline. Therefore, the Fund’s use of the Option Strategy will generally limit the Fund’s ability to benefit from the full upside potential of its Equity Component.

The Fund generally will write call options with a strike price that is above (“out-of-the-money”) the market value of the underlying security at the time written. The Fund will ordinarily write out-of-the-money call options where the strike price is 5% to 10% higher than the value of the underlying security at the time written, but reserves the flexibility to write options that are out-of-the-money to a greater or lesser extent based on market conditions and other factors. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the underlying security held by the Fund up to the strike price, but the Fund forgoes any appreciation above the strike price. The Fund selects written options positions with strike prices and maturities designed to capture total return through a combination of premiums and appreciation of the underlying securities up to their strike prices. The Fund also reserves the flexibility to write “at-the-money” (i.e., with a strike price equal to the market value of the underlying security) and “in-the-money” (i.e., with a strike price below the market value of the underlying security) call options. The Fund’s written call options on individual stocks will be “covered” because the Fund will hold the underlying stock in its portfolio throughout the term of the option. The Fund will not write options with respect to individual stocks that are not held in the Fund’s portfolio (i.e., “naked” options).

Although it has no current intention to do so, the Fund may also write call options on equity indexes and ETFs. The Fund would cover any such options either by segregating liquid assets in an amount equal to its net obligations under the contract or by entering into offsetting positions. Please see “Investment Objective and Policies – Derivative Instruments” in the Statement of Additional Information for a description of written call options on equity indexes and ETFs and related risks.

The Fund generally will write “listed” call options that are originated and standardized by the Options Clearing Corporation (the “OCC”) and trade on a major exchange. Listed call options are currently traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges. Conventional listed call options have expiration dates that can generally be up to nine months from the date the options are first listed for trading. Longer-term call options can have expirations dates up to three years from the date of listing. The call options the Fund may write may be either “American-style” options, which may be exercised at any time between the date of purchase and the expiration date, or “European-style” options, which may be exercised only during a specified time just prior to the expiration date. The Fund may also write unlisted (or “over-the-counter”) call options.

Portfolio Contents and Other Information

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of equity securities, convertible securities and other income-producing securities.

The Equity Component will ordinarily consist of common stocks, but may also include other types of equity securities, including preferred stocks, depository receipts, rights and warrants. The Fund may invest in securities of companies with any size market capitalization, but ordinarily expects to focus its equity investments in companies with market capitalizations of $3 billion or more at the time of investment. The Fund may purchase securities in initial public offerings (“IPOs”).

The Convertible Component will ordinarily consist principally of convertible securities, including bonds, debentures, notes, preferred stocks, and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value), as well as synthetic convertible securities. The weighted average maturity of securities comprising the Convertible Component will typically range from 5 to 10 years, although it may be shorter or longer at any time and from time to time depending upon market conditions. The Convertible Component normally will have an average credit quality that is investment grade, although it may include convertible and other debt securities that are of below investment grade quality.

The Fund may also invest up to 20% of its total assets in non-convertible income-producing securities including, but not limited to, bonds, debentures, notes, government securities, mortgage-related securities and other types of debt instruments. To the extent that the Fund does so, the non-convertible incoming-producing securities will be treated as being part of the Convertible Component for purposes of the asset allocation, maturity and credit quality parameters specified above.

The Fund will ordinarily invest principally in securities of U.S. issuers. The Fund may invest without limit in securities of non-U.S. issuers that trade on U.S. securities markets, such as American Depository Receipts (“ADRs”). Up to 20% of the Fund’s total assets may be invested in other non-U.S. equity and debt securities, including securities of issuers that are organized or headquartered in developing or “emerging market” countries.

The Fund will employ its Option Strategy by writing (selling) call options on stocks held in the Equity Component. It is expected that the Fund will ordinarily write call options on all or substantially all of the individual stocks held in the Equity Component, and with respect to approximately 70% of the value of each position. However, the extent of the Fund’s use of the Option Strategy may vary from time to time depending on market conditions and other factors. The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk. Most of the options written by the Fund will be exchange-traded, although the Fund may utilize over-the-counter options. The Fund may also utilize other derivative strategies involving call and put options, futures and forward contracts, swap agreements, short sales and other derivative instruments for investment purposes or in an attempt to hedge against market and other risks in the portfolio.

The Fund may invest up to 10% of its total assets in illiquid securities. The Fund may invest a significant portion of its assets in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). The Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”), and may invest in real estate investment trusts (“REITs”).

As a diversified fund, the Fund generally may not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund will not concentrate its investments in a particular “industry” by investing more than 25% of its total assets in that industry. See “How the Fund Manages Risk—Investment Limitations.” The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding” Common Shares. A “majority of the outstanding” shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. The Fund may not change its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of equity securities, convertible securities and other income-producing securities unless it provides shareholder with at least 60 days’ written notice of such change.

Upon the Manager’s or Sub-Adviser’s recommendation, for temporary defensive purposes and in order to keep its cash fully invested, including during the period in which the net proceeds of this offering are being invested, the Fund may deviate from the Fund’s investment objective and policies and invest some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

The Fund may engage in active and frequent trading of portfolio securities (i.e., portfolio turnover), particularly during periods of volatile market movements. In addition, the Fund’s portfolio turnover rate will increase to the extent that the Fund is required to sell portfolio securities to satisfy its obligations under the Option Strategy or to realize additional gains to be distributed to shareholders if the Option Strategy is unsuccessful. Portfolio turnover involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns to Fund shareholders. Please see “Investment Objectives and Policies—Portfolio Trading and Turnover Rate” in the Statement of Additional Information for more information regarding portfolio turnover.

The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under “Investment Objectives and Policies” in the Statement of Additional Information.

Common Stocks and Other Equity Securities

Common stock represents an equity ownership interest in a company. The Fund may hold or have exposure to common stocks of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. Although the Fund intends to focus its investments in common stocks, it may from time to time invest in or hold other types of equity securities, including preferred stocks, depository receipts, rights and warrants, including in circumstances where these securities are distributed to the Fund as part of a general distribution to holders of a common stock in the Fund’s portfolio.

Because the Fund will ordinarily have substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of common stocks and other equity securities are sensitive to general movements in the equity markets and a drop in those markets may depress the prices of the equity securities held by the Fund. The prices of equity securities fluctuate for many different reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, prices of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

The Fund may invest in common stocks and other equity securities that are unlisted or trade in “over-the-counter” markets. Unlike securities exchanges, an over-the-counter market is not a centralized facility that limits trading activity to securities of companies that initially satisfied particular standards. The volume of trading in an unlisted or over-the-counter equity security is usually less than the volume of trading in a comparable listed security. Due to potentially limited market liquidity of over-the-counter securities, the Fund may be unable to dispose of such a security except at a discount from recent prices or in small lots over an extended period of time.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. Convertible securities have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, it will also react to variations in the general market for equity securities. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

Convertible securities are designed to provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation.

Synthetic Convertible Securities

The Fund may invest in “synthetic” convertible securities. These will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks or other financial institutions, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a traditional convertible security may respond differently to market fluctuations. The Fund’s holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund’s investment policies, including its policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of equity securities, convertible securities and other income-producing securities.

Preferred Stocks

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stocks, preferred stocks usually do not have voting rights. Preferred stocks in some instances are convertible into common stock, such as those that may be purchased for the Convertible Component. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

High Yield Securities

The Fund may invest in convertible and other debt securities that are below investment grade quality, including unrated securities and distressed securities that are in default or the issuers of which are in bankruptcy. Below investment grade securities are sometimes referred to as “high yield” securities or “junk bonds.” Investing in high yield securities involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics.

The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality securities tend to be more sensitive to economic conditions.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to debt obligations by Moody’s, S&P and other ratings agencies. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. As described above, NACM does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a security may change over time. Ratings agencies such as Moody’s and S&P monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Fund may purchase unrated securities (which are not rated by a rating agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher-quality obligations.

Derivative Instruments

In implementing the Fund’s Option Strategy, NACM will “sell” or “write” call options on stocks held in the Equity Component. Please see “Investment Selection Strategies – Options Strategy” above for a description of these instruments and “Risks – Options Risk” for a description of related risks. Although it has no current intention to do so, the Fund may also write call options on equity indexes and ETFs. Please see “Investment Objective and Policies – Derivative Instruments” in the Statement of Additional Information.

In addition to its use of written call options, the Fund also may (but is not required to) utilize a variety of other derivative instruments for investment or hedging or risk management purposes. In connection with its investments in synthetic convertible securities, the Fund may purchase warrants, call options on common stock and call options on stock indexes. The Fund may otherwise use a variety of other derivative instruments for investment or hedging and risk management purposes, including purchased call options, purchased or written put options, futures contracts, options on futures contracts, forward contracts, short sales and swap agreements. The Fund also may use derivatives to gain exposure to securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates and related indexes. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Risks—Other Derivatives Risk.” Please see “Investment Objectives and Policies—Other Derivative Instruments” in the

Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments.

The Fund may enter into derivatives transactions designed to hedge against market risk that may in certain circumstances produce effects similar to leverage. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. See “Risks—Other Derivatives Risk.”

There is no assurance that the Fund’s derivative strategies will be available at any time or that the Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful. The Sub-Adviser may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. Income generated from derivatives hedging techniques will not be eligible to be treated as qualified dividend income. In addition, dividends received on securities with respect to which the Fund is obligated to make payments (pursuant to short sales or otherwise) will be treated as income taxed at ordinary, rather than long-term capital gains, rates. See “Tax Matters.”

Equity-Linked Securities

The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. stocks, investing in equity-linked securities will involve risks similar to the risks of investing in non-U.S. securities. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. See “—Derivatives” above. Equity-linked securities may be considered to be illiquid securities.

When Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities that it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Foreign (Non-U.S.) Investments and Currencies

The Fund may invest without limit in securities of non-U.S. issuers that trade on U.S. securities markets, such as American Depository Receipts (“ADRs”). Up to 20% of the Fund’s total assets may be invested in other non-U.S. equity and debt securities, including securities of issuers that are organized or headquartered in developing or “emerging market” countries.

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States.

The U.S. dollar-denominated foreign securities in which the Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

The Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. The Fund also may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

Although it expects to do so only in limited circumstances, the Fund may engage in a variety of transactions involving foreign currencies in order to hedge against foreign currency risk, to increase exposure to a foreign currency, or to shift exposure to foreign currency fluctuations from one currency to another. For instance, the Fund may purchase foreign currencies on a spot (cash) basis and enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when that would be beneficial. Although the Sub-Adviser has the flexibility to engage in such transactions, it may determine not to do so or to do so only in unusual circumstances or market conditions. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Please see “Investment Objectives and Policies—Foreign (Non-U.S.) Securities” in the Statement of Additional Information for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.

Non-Convertible Income-Producing Securities

The Fund will also invest in non-convertible income-producing securities, including, but not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as non-convertible preferred stocks, bank loans and loan participations, commercial paper, REITs and commercial and other mortgage-related and asset-backed securities, payment-in-kind securities, credit-linked trust certificates and other securities issued by special purpose or structured vehicles, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers’ acceptances and U.S. Government securities and securities of foreign governments. Certain of those instruments are described in more detail below and under “Investment Objective and Policies” in the Statement of Additional Information. The Fund’s investments in non-convertible income-producing securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero-coupon, contingent, deferred, payment-in-kind and auction-rate features.

U.S. Government Securities

The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Bank Obligations

The Fund may invest in certain bank obligations, including certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.

REITs and Other Mortgage-Related and Asset-Backed Securities

The Fund may invest in real estate investment trusts (“REITs”). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Other mortgage-related securities include debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property or from refinancing or foreclosure, net of fees or costs that may be incurred.

The Fund may invest in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure.

Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or “balloon” payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), mortgage dollar rolls, CMO residuals (other than residual interests in real estate mortgage investment conduits), stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates (“EETCs”). Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. EETCs tend to be less liquid than corporate bonds. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Please see “Investment Objective and Policies—REITs and Other Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information and “Risks—REITs and Mortgage-Related Risk” in this Prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

Variable and Floating Rate Securities

Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to a auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

Credit-Linked Trust Certificates

Among the income-producing securities in which the Fund may invest are credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under State law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Subject to the investment limitations described in this Prospectus, the Fund may invest in credit-linked trust certificates during the period when the net proceeds of this offering and any offering of Preferred Shares are being invested, and during such period the high yield exposure will be broadly diversified. Thereafter, the Fund may invest up to [5]% of its total assets in these instruments.

Like an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. Please see “Investment Objective and Policies—Derivative Instruments” in the Statement of Additional Information for additional information about credit default swaps. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” below, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they are generally not actively managed such as a “hedge fund” might be. It is also expected that the certificates will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Risks —Liquidity Risk.” If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Board of Trustees or persons acting at its direction. See “Net Asset Value.” The Fund may lose its entire investment in a credit-linked trust certificate. The Fund intends to invest in credit-linked trust certificates mainly as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income-producing securities are not available, including during the period when the net proceeds of this offering are being invested.

Structured Notes and Related Instruments

The Fund may invest in structured notes and other related instruments for investment or risk management purposes. Structured notes are privately negotiated debt obligations for which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index/asset”). These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the notes that are more or less than the stated coupon interest payments.

The Fund also may invest in structured notes with respect to selected securities, an index of securities, specified interest rates or the differential performance of two assets or markets. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index/asset while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index/asset and the effect of changes in the embedded index/asset on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier would involve leverage that would magnify the potential for gain and the risk of loss.

Structured instruments may be less liquid than other debt securities. Although structured instruments are not necessarily illiquid, NACM believes that many structured instruments are illiquid. The market price of structured instruments may be more volatile than other debt securities. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by NACM, principal and/or interest payments received on the structured instrument may be substantially less than expected.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Loan Participations and Assignments

The Fund may invest in fixed- and floating-rate loans issued by banks and other corporations, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve credit risk, interest rate risk, liquidity risk and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower. Given the current structure of the markets for loan participations and assignments, the Fund generally expects to treat these securities as illiquid.

Short Sales

A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment or hedging and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. If the Fund is required to pay over any dividends received by the Fund pursuant to a short sale, such dividends will not be treated as qualified dividend income. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund’s custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called “naked” short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost; in which case, the Fund’s losses theoretically could be unlimited.

Rule 144A Securities

Rule 144A under the Securities Act of 1933, as amended, provides a non-exclusive safe harbor exemption from the registration requirements of the Act for the resale of certain “restricted” securities to certain qualified institutional buyers, such as the Fund. Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Reverse Repurchase Agreements and Dollar Rolls

As discussed below under “Leverage and Borrowings,” although it has no current intention to do so, the Fund reserves the flexibility to utilize reverse repurchase agreements and/or dollar rolls in order to add leverage to the portfolio. In a reverse repurchase agreement, the Fund would sell securities to a bank or broker dealer and agree to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities. Therefore, these transactions would represent a form of borrowing by the Fund. Such transactions may be advantageous if the interest cost to the Fund of the reverse repurchase or dollar roll transaction is less than the returns the Fund obtains on investments purchased with the cash.

To the extent that the Fund does not cover its positions in reverse repurchase agreements and dollar rolls (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under reverse repurchase agreements or dollar rolls will be subject to the Fund’s limitations on borrowings. In addition, the Fund has a policy that any leverage used by the Fund through reverse repurchase agreements and dollar rolls and certain other forms of leverage would be utilized up to approximately 35% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized. See “Leverage and Borrowings.” The Fund’s investments in reverse repurchase agreements and dollar rolls are subject to the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Lending of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies—Securities Loans” in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned although amounts received from the borrower will not be eligible to be treated as qualified dividend income. The Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive convertible securities and non-convertible income-producing securities available in the market, or when NACM believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by NACM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. NACM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in convertible securities and non-convertible income-producing securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. See “Risks—Leverage Risk.”

Short-Term Investments / Temporary Defensive Strategies

Upon recommendation of the Sub-Adviser, for temporary defensive purposes, the Fund may deviate from its principal strategies by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund also may deviate from its principal strategies in order to keep its assets fully invested, including during the period in which the net proceeds of this offering are being invested. See “Use of Proceeds” above.

Please see “Investment Objective and Policies” in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

LEVERAGE AND BORROWINGS

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings (including through reverse repurchase agreements or dollar rolls) to add leverage to its portfolio. NACM may recommend that the Fund utilize leverage in certain favorable market conditions relating to movements in the yield curve and other economic factors. The Fund may also enter into derivative transactions that may in certain circumstances produce effects similar to leverage. Any leverage used by the Fund would be utilized up to 35% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized. To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Fund’s investment portfolio and potentially larger losses than if the strategies were not used.

If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using certain forms of leverage, the fees paid to the Manager and the Sub-Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including borrowings that may be outstanding. Thus, the Manager and the Sub-Adviser have a financial incentive for the Fund to utilize certain forms of leverage, which may result in a conflict of interest between the Manager and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand. Fees and expenses paid by the Fund are borne entirely by the Common Shareholders. These include costs associated with any borrowings or other forms of leverage utilized by the Fund.

Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness (“borrowings”) (including through the use of reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless immediately after the financing giving rise to the borrowing, the value of the Fund’s total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund’s limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position as the writer of a call option agreement by segregating liquid assets at least equal in amount to its obligation under the contract.

RISKS

The net asset value of the Common Shares will fluctuate with and be affected by, among other things, market discount risk, equity securities and related market risk, issuer risk, convertible securities risk, synthetic convertible securities risk, credit risk/high yield risk, interest rate risk, dividend and income risk, reinvestment risk, options risk, other derivatives risk, tax risk, foreign (non-U.S.) investment risk, smaller company risk, initial public offerings risk, preferred stock risk, REITs and mortgage-related risk, Rule 144A securities risk, management risk, other investment companies risk, leverage risk, counterparty risk, inflation/deflation risk, liquidity risk, market disruption and geopolitical risk and risks associated with the affiliations of the Fund, the Manager and/or NACM. An investment in Common Shares will also be subject to the risk associated with the fact that the Fund is newly organized. These and other risks are summarized below.

No Prior History

The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Market Discount Risk

As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by a sales load and organizational and offering expenses paid or reimbursed by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund’s shares may trade at a price that is less than their initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial public offering.

Equity Securities and Related Market Risk

The Fund will ordinarily have substantial exposure to common stocks and other equity securities in pursuing its investment objective and policies, through direct investments in equity securities and investments in convertible securities. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. The value of equity securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may also decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline in value due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

The Fund may invest in both equity securities of companies that NACM believes will experience relatively rapid earnings growth (growth securities) and equity securities of companies that NACM believes are selling at a price lower then their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If NACM’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that NACM anticipates.

Issuer Risk

The value of securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Synthetic Convertible Securities Risk

The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible element of the security is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. See “Risks – Other Derivatives Risks.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Credit Risk/High Yield Risk

Credit risk is the risk that one or more of the Fund’s investments in convertible securities, other debt securities, preferred stock or other instruments will decline in price, or fail to pay dividends, interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. The Fund may purchased distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. Securities in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. See “The Fund’s Investment Objective and Strategies – Portfolio Contents and Other Information – High Yield Securities” for additional information.

Interest Rate Risk

Generally, when market interest rates rise, the prices of convertible securities and non-convertible debt obligations fall, and vice versa. Interest rate risk is the risk that securities in the Fund’s portfolio will decline in value because of increases in market interest rates. During periods of declining interest rates, an issuer of convertible securities or other debt securities may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. In addition to directly affecting convertible and other debt securities, rising interest rates may also have an adverse impact on the value of equity securities held by the Fund. Because market interest rates are currently relatively low, there is a greater risk that the Fund’s portfolio will decline in value as market interest rates rise.

Dividend and Income Risk

The income shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments as well as the gains the Fund receives from writing options and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, distribution rates on convertible securities and other debt instruments held by the Fund, and shareholders’ income from the Fund, would likely decline as well. Please see “Distributions” above for a description of other risks associated with the level, timing and character of the Fund’s distributions.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called convertible securities or other debt other obligations at market interest rates that are below the Fund’s current earnings rate. A decline in income could affect the Common Shares’ market price or their overall return.

Options Risk

There are various risks associated with the Fund’s Option Strategy. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security over the strike price upon exercise. In effect, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the portfolio security covering the option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. Therefore, the Fund’s use of the Option Strategy will generally limit the Fund’s ability to benefit from the full upside potential of its Equity Component.

The value of options written by the Fund, which will be priced daily, are determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying security in relation to the strike price, changes in dividend rates of the underlying security, changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security, and the time remaining until the expiration date. The value of options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. To the extent that the Fund utilizes unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of options might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write may be affected by options written by other investment advisory clients of NACM or its affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Other Derivatives Risk

In addition to writing call options on equities securities held in the Equity Component, NACM may write call options on behalf of the Fund with respect to on equity indexes and ETFs, which involves many of the risks associated with option writing as discussed above and additional risks, such as correlation risk and additional tax-related risks. Please see “Investment Objective and Policies” in the Statement of Additional Information for details. NACM may buy and sell put and call options on individual securities and indexes in creating synthetic convertible securities for the Convertible Component. The Fund may otherwise use a variety of other derivative instruments for investment or hedging and risk management purposes, including purchased call options, purchased or written put options, futures contracts, options on futures contracts, forward contracts, short sales and swap agreements. The Fund also may use derivatives to gain exposure to securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, issuer risk, interest rate risk, credit risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See “Leverage Risk” below.

Tax Risk

Premiums from call options on stocks are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term, depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if options written by the Fund expire unexercised, the Fund generally will recognize short-term gains equal to the premiums received. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term losses. See “Tax Matters.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. Although the Fund intends to make distributions quarterly, the ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains of the Fund with respect to that year, in which case the excess generally will be treated as a return of capital that is tax-free to the holders of the Shares, up to the amount of the shareholder’s tax basis in the applicable Shares, with any amounts exceeding such basis treated as gain from the sale of such Shares. In certain instances, the Fund may make distributions exceeding net capital gains for those year (as reduced by capital loss carryforwards) but not exceeding current earnings and profits, in which case those distributions will be taxable as ordinary income even though the Fund could have retained those gains without paying a tax thereon. See “Tax Matters.”

Foreign (Non-U.S.) Investment Risk

The Fund’s investments in securities of foreign issuers, securities denominated in foreign currencies and/or securities traded principally in securities markets outside the United States involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. The value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund. Although NACM has the flexibility to hedge against this foreign currency risk, it may determine not to do so or to do so only in unusual circumstances or market conditions. Foreign settlement procedures also may involve additional risks. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of developing or “emerging market” countries.

Smaller Company Risk

The general risks associated with equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty establishing or closing out its securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of the issuers’ earnings potential or assets. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Initial Public Offerings (IPOs) Risk

The Fund may purchase securities in initial public offerings (“IPOs”). These securities are often subject to the general risks associated with investments in companies with small market capitalization, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

Preferred Stock Risk

In addition to equity securities risk (see “—Equity Securities and Related Market Risk” above) and credit risk (see “—Credit Risk/High Yield Risk” above), investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

REITs and Mortgage-Related Risk

Real estate investment trusts (“REITs”) involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Mortgage REITs are also subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the REIT’s returns to the Fund or the value of the Fund’s investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates.

Rule 144A Securities Risk

Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to the Fund’s limitation to invest not more than 10% of its total assets in securities that are illiquid at the time of investment, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. NACM and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Management risk is particularly significant for the Fund because the Fund involves separately managed components. In particular, the Option Strategy may involve sophisticated investment strategies to be implemented by NACM and there can be no guarantee that these strategies will be successful.

Other Investment Companies Risk

The Fund may invest in securities of other open-or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Leverage Risk” below.

Leverage Risk

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivative transactions that may in some circumstances give rise to a form of financial leverage. However, the Fund ordinarily will cover its positions in these transactions so that there is no resulting leverage. Any leverage used by the Fund would be limited to 35% of the Fund’s total assets (including the proceeds of the leverage).

The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. See “Leverage and Borrowings.” In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged. The Fund’s use of leverage would create the opportunity for increased Common Share net income, but also would result in special risks for Common Shareholders. If used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage creates the likelihood of greater volatility of net asset value and market price of Common Shares.

Because the fees received by the Manager and NACM are based on the total managed assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding), the Manager and NACM have a financial incentive for the Fund to issue preferred shares or use borrowings, which may create a conflict of interest between Manager and NACM, on the one hand, and the Common Shareholders, on the other hand.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the options and other derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity Risk

The Fund may invest up to 10% of its total assets in illiquid securities (determined using the Securities and Exchange Commission’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them.

Market Disruption and Geopolitical Risk

The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager and/or NACM due to their possible affiliations with Allianz SE, the ultimate parent of the Manager and NACM. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions

The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares. The Fund may not:

•	Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

•	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Fund would be deemed to “concentrate” its investments in a particular industry if it invested more than 25% of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

Hedging and Related Strategies

In addition to its use of the Option Strategy, the Fund may (but is not required to) use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For instance, the Fund may invest in derivative instruments for the purpose of hedging its exposure to certain issuers and/or markets. See “The Fund’s Investment Objectives and Strategies.” Hedging strategies that the Fund may use include, but are not limited to, options contracts (including options on futures contracts), futures contracts, forward contracts, swap agreements and short sales, including such instruments based on either an index or other asset or individual securities whose prices, the Sub-Adviser believes, correlate with the prices of the Fund’s investments. The Fund may also engage in hedging transactions relating to interest rates and foreign currencies. See “The Fund’s Investment Objectives and Strategies—Certain Interest Rate Transactions” and “The Fund’s Investment Objectives and Strategies—Foreign (Non-U.S.) Investments and Currencies.” Income from these hedging activities will not be eligible to be treated as qualified dividend income. In addition, dividends received on securities with respect to which the Fund is obligated to make payments (pursuant to short sales or otherwise) will be treated as income taxed at ordinary, rather than long-term capital gains, rates. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. There is no assurance that these hedging strategies will be available at any time or that the Sub-Adviser will determine to use them or, if used, that the strategies will be successful. The Sub-Adviser may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager and NACM. There are currently [        ] Trustees of the Fund, [        ] of whom is treated by the Fund as an “interested person” (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Manager

The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105.

Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2006, the Manager and its investment management affiliates had approximately $[        ] billion in assets under management.

The Manager has retained NACM to manage the Fund’s investments. See “Sub-Adviser” below. The Manager may retain affiliates to provide various administrative and other services required by the Fund.

Sub-Adviser

NACM serves as the Sub-Adviser for the Fund, pursuant to a portfolio management agreement between the Manager and NACM. Subject to this agreement and the supervision of the Manager, NACM has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets.

NACM is located at 600 West Broadway, San Diego, CA 92101. Organized in 1984, NACM provides advisory services primarily to mutual funds and institutional accounts. As of December 31, 2006, NACM had approximately $[        ] billion in assets under management.

For its services pursuant to the portfolio management agreement, the Manager (and not the Fund) will pay to NACM an annual fee payable on a monthly basis at the annual rate of [__]% of the Fund’s average daily total managed assets.

The following individuals at NACM share primary responsibility for the day-to-day management of the Fund, with Mr. Forsyth serving as the head of the team. In addition to the persons listed below, Horacio A. Valeiras, CFA is a Managing Director and the Chief Investment Officer of NACM responsible for overseeing all investment and trading functions within the firm. Prior to joining NACM in 2002, Mr. Valeiras was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. From 1992 through 2000, Mr. Valeiras was head of International Equity and asset allocation programs with Miller Anderson & Sherrerd. Mr. Valeiras started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. He has eighteen years of investment management experience.

[Note: Information to be updated by amendment]

Portfolio Managers	Since	Recent Professional Experience
Douglas Forsyth, CFA (Lead)	2007 (Inception)	Mr. Forsyth is a Senior Portfolio Manager and Member of the Executive Committee at NACM. He joined NACM in 1994 after three years of investment management experience at AEGON USA. Mr. Forsyth holds a B.B.A. from the University of Iowa.

William L. Stickney	2007 (Inception)	Mr. Stickney is a portfolio manager at NACM. He joined NACM in 1999 after an aggregate of ten years of investment experience with ABN AMRO, Inc., Cowen & Company and Wayne Hummer & Company. Mr. Stickney holds a B.S. from Miami University and an M.M. from Northwestern University, J.L. Kellogg School of Management.

Michael E. Yee	2007 (Inception)	Mr. Yee is a portfolio manager at NACM. He joined NACM in 1995 and has been a portfolio manager since 1998. Mr. Yee holds a B.S. from the University of California, San Diego and an M.B.A. from San Diego State University.

Mr. Forsyth serves as lead portfolio manager with ultimate investment decision making authority and oversight responsibility. Mr. Stickney is responsible for [            ]. Mr. Yee is responsible for [            ].

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Investment Management Agreement

Pursuant to an investment management agreement between the Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily total managed assets, for the services and facilities it provides. “Total managed assets” means the total assets of the Fund (including any assets attributable to any preferred shares or borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). With respect to any reverse repurchase agreement, dollar roll or similar leveraging transactions, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency, sub-transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Manager and NACM are based on the total managed assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding), the Manager has a financial incentive for the Fund to utilize preferred shares or borrowings, which may create a conflict of interest between the Manager and NACM, on the one hand, and the holders of the Fund’s Common Shares, on the other.

A discussion regarding the considerations of the Fund’s Board of Trustees for approving the Fund’s Management Agreement and the portfolio management agreement between the Manager and NACM will be included in the Fund’s [semi-]annual report for the period ended [            ], 2007, which will be available on or around [            ], 2007.

Regulatory and Litigation Matters

In June and September 2004, the Manager and certain of its affiliates (PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC (“AGID”) and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “SEC”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Manager serves as investment adviser. Two settlements (with the SEC and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA. Two settlements (with the SEC and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Manager, NACM and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Manager, NACM or their affiliates or related injunctions.

The Manager and NACM believe that these maters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated, if required, only if those developments are material.

NET ASSET VALUE

The net asset value per share (“NAV”) of the Fund’s Common Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. Fund shares are valued as of a particular time (the “Valuation Time”) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Fund’s investments will be valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Fund intends to use modeling tools provided by third-party vendors to determine fair values of certain non-U.S. securities.

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to make quarterly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the common stocks and other equity securities held in the Equity Component; (ii) interest income received by the Fund from the convertible securities and any non-convertible debt securities held in the Convertible Component; and (iii) capital gains (short-term and long-term) from net option premiums and the sale of portfolio securities. Distributions are likely to be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.

The Fund’s quarterly distributions will be made from the Fund’s net investment income and net gains from option premiums and the sale of portfolio securities. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. To the extent required by the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source (as between net income and gains) of the distribution made. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.) The ultimate tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant fiscal year. For example, the Fund may distribute amounts early in the calendar year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your shares, with any amounts exceeding such basis treated as gain from the sale of shares.

As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain dividends being comprised more heavily of long-term capital gains eligible for favorable income tax rates. During periods in which the Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund’s dividends may be comprised of capital gains from the sale of securities held by the Fund, which would involve transaction costs and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund’s operations when all of the Fund’s portfolio securities will have been held for less than one year).

Your initial distribution is expected to be declared approximately 75 days, and paid approximately 120 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.” Although it does not now intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by [                    ], as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will be paid in cash by check mailed, in the case of direct shareholders, to the record holder by [                    ], as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from [                    ].

DESCRIPTION OF SHARES

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $.00001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

The Common Shares are expected to be listed on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and annual meetings are required as a condition of such listing.

Net asset value will be reduced immediately following the offering by the amount of the sales load and organization and offering expenses paid or reimbursed by the Fund. The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value, although they have during some periods traded at prices equal to or higher than net asset value. The Fund’s Declaration limits the ability of the Fund to convert to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.”

Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of organization and offering expenses paid or reimbursed by the Fund. See “Use of Proceeds.” In addition to net asset value, market price may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be affected by levels of dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s Option Strategy, regulation affecting the timing and character of Fund distributions, Fund expenses and other factors, portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings). The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See the Statement of Additional Information under “Repurchase of Common Shares; Conversion to Open-End Fund.”

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund’s Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund’s shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, issuance or transfer by the Fund of the Fund’s shares (except as may be made pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights), a sale, transfer or other disposition of Fund assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See “Anti-Takeover and Other Provisions in the Declaration of Trust” in the Statement of Additional Information for a more detailed summary of these provisions.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund’s Bylaws.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which are on file with the Securities and Exchange Commission.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of factors relating to the Fund such as dividend levels and stability (which will in turn be affected by dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s Option Strategy, regulations affecting the timing and character of Fund’s distributions, Fund expenses and other factors) portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund were to convert to an open-end company, the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

Federal Income Tax Matters

The following federal income tax discussion reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury regulations, rulings published by the Internal Revenue Service (the “Service”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see “Taxation” in the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

For federal income tax purposes, distributions of investment income are generally taxable to the shareholder as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

A substantial portion of the Fund’s distributions will consist of premiums from its Option Strategy. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, to defer losses to the Fund, to cause adjustments in the holding periods of the Fund’s securities, to convert long-term capital gains into short-term capital gains and to convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

For taxable years beginning on or before December 31, 2010, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as “qualified dividend income,” provided holding period and other requirements are met by the Fund. Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder. Fund dividends representing distributions of interest income and short-term capital gains cannot be designated as qualified dividend income and will not qualify for the reduced rates. In light of this, not all Fund distributions are expected to be derived from qualified dividend income.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceed the net investment income and net capital gains of the Fund with respect to that year, in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the Shares, up to the amount of the shareholder’s tax basis in the applicable Shares, with any amounts exceeding such basis treated as gain from the sale of such Shares.

To the extent the Fund makes distributions of capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), as the Fund may elect to do, and the distributions are supported by the Fund’s “current earnings and profits” (realized income and gain of the current year), the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund. Moreover, in such cases the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive cash or reinvest them in additional shares through the Dividend Reinvestment Plan. Shareholders will be notified annually as to the U.S. federal tax status of distributions. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

The long-term capital gain rates applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2010.

The Fund’s income from investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, special tax rules may change the treatment of gains and losses recognized by the Fund when the Fund invests in certain foreign securities or currencies. These special rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income rather than capital gain. The application of these special rules may also affect the timing, amount and character of distributions made by the Fund.

Under current law, the backup withholding tax rate is 28% for amounts paid through December 31, 2010 and will be 31% for amounts paid after December 31, 2010. The Fund is required to apply backup withholding to certain taxable distributions and redemption proceeds including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Please see “Taxation” in the Statement of Additional Information for additional information about backup withholding.

A repurchase by the Fund of shares generally will be treated as a sale of the shares by a shareholder provided that after the repurchase the shareholder does not own, either directly or by attribution under Section 318 of the Code, any shares. If, after a repurchase a shareholder continues to own, directly or by attribution, any shares, it is possible that any amounts received in the repurchase by such shareholder will be taxable as a dividend to such shareholder, and there is a risk that shareholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund share purchases. Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see “Taxation” in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

UNDERWRITING

[                    ] is acting as representative of the Underwriters named below. Subject to the terms and conditions stated in the Fund’s underwriting agreement dated                     , 2007, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

Underwriters	Number of Common Shares

Total

The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

The Underwriters, for whom [                    ] are acting as representatives, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $         per Common Share. The sales load the Fund will pay of [            ] per Common Share is equal to [        ]% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not to exceed $         per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before                     , 2007. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to                      additional Common Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter’s initial purchase commitment.

The Fund and the Manager have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of [                    ], on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. [                    ], in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, the Manager and the representative. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares are expected to be authorized for listing on the New York Stock Exchange, subject to notice of issuance.

The Fund and the Manager have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended or to contribute to payments the underwriters may be required to make because of any of these liabilities.

The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses.

In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.

The Manager (and not the Fund) has agreed to pay to                     , from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $            . The structuring fee paid to                      will not exceed 0.    % of the total public offering price of the Common Shares sold in this offering.

The Manager (and not the Fund) has agreed to pay from its own assets additional compensation to             , quarterly in arrears, at the annual rate of 0.    % of the Fund’s average daily managed assets attributable to the Common Shares sold by              in this offering, such fees to be payable during the continuance of the investment management agreement between the Manager and the Fund and subject to the limitations below.

                     has agreed to provide, at the request of the Manager, certain after market shareholder support services, including services designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry and asset management industry. The total amount of these additional compensation payments to              will not exceed         % of the total public offering price of the common shares sold in this offering.

In connection with the requirements for listing the Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the New York Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares at a level above that which might otherwise prevail in the open market. A “stabilizing bid” is a bid for, or the purchase of, the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A “covering transaction” is a bid for, or purchase of, the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A “penalty bid” is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time. These transactions may be effected on the New York Stock Exchange or otherwise.

The Fund anticipates that, from time to time, the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Prior to the public offering of Common Shares, the Manager will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of [                    ] is [                    ].

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is [                    ]. The custodian performs custodial and fund accounting services.

[                    ] serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Ropes & Gray LLP, Boston, Massachusetts, and for the Underwriters by [                    ]. [                    ] may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray LLP.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Appendix A

DESCRIPTION OF SECURITIES RATINGS

The Fund’s investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Fund to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by the Fund.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Fund.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.

Following is a description of Moody’s and S&P’s rating categories applicable to debt securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

[                    ] Shares

Nicholas-Applegate

Equity & Income Capture Fund

Common Shares

$25.00

PROSPECTUS

                    , 2007

[Insert Underwriters]

Until         , 2007 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION – DATED [__]

NICHOLAS-APPLEGATE EQUITY & INCOME CAPTURE FUND

STATEMENT OF ADDITIONAL INFORMATION

[__]

Nicholas-Applegate Equity & Income Capture Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company.

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating thereto dated [__] (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (877) 819-2224. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission (“SEC”). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated [__].

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $[                    ] after payment or reimbursement of the estimated offering costs. Allianz Global Investors Fund Management LLC (the “Manager”) has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $0.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in investments that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term securities, or in derivative instruments designed to give the Fund (and its respective Components) exposure to the types of securities and markets in which it will ordinarily invest while NACM selects specific securities. These may include equity index futures contracts.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective and general investment policies of the Fund are described in the Prospectus. The Manager retains its affiliate, Nicholas-Applegate Capital Management LLC (the “Portfolio Manager” or “NACM”), to manage the Fund’s portfolio. Additional information concerning the characteristics of certain of the Fund’s investments is set forth below.

Investments in Equity Securities

The Fund will normally invest a substantial portion of its assets in equity securities as part of the Fund’s Equity Component. Common stocks and other equity securities represent an equity ownership interest in a company. The Fund may hold or have exposure to common stocks and other equity securities of issuers of any size (measured by market capitalization or otherwise), but ordinarily expects to focus its equity investments in companies with market capitalizations of $3 billion or more at the time of investment. Because the Fund ordinarily will have substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by the Fund. The value of a company’s stock may fall as a result of factors relating directly to that company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of related industries, such as increases in production costs. The value of stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

Securities of Small Capitalization Companies

The Fund may invest in securities of companies with small market capitalization, including newly formed and early-stage companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices.

The Fund also may invest in securities of companies with medium market capitalizations. These investments share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of small capitalization issuers.

Initial Public Offerings

The Fund may purchase securities in initial public offerings (“IPOs”). These securities are often subject to many of the same risks of investing in companies with small market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account (including the Fund) may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, if the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stock

Among the types of equity securities in which the Fund may invest is preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates. Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may fluctuate substantially if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Warrants to Purchase Securities

The Fund may acquire warrants for equity securities and debt securities that are acquired as units with debt securities. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to be more speculative than other types of equity investments. In addition, the value of a warrant does not necessarily correlate closely with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Equity-Linked Securities

The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a securities index or one or more equity securities, investing in equity-linked securities will involve risks similar to the risks of investing in the equity securities themselves. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. See “Other Derivative Instruments.” Equity-linked securities may be considered to be illiquid securities.

Convertible Securities

The Fund will normally invest a substantial portion of its assets in convertible securities as part of the Fund’s Convertible Component. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. See “High Yield Securities” below.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

Synthetic Convertible Securities

NACM may also create a “synthetic” convertible security to be used by the Fund by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be used for the Fund where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when NACM believes that such a combination would better promote the Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

The Fund may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

High Yield Securities

As described under “The Fund’s Investment Objective and Strategies” in the Prospectus, the Fund’s Convertible Component normally will have an average credit quality that is investment grade, although it may include convertible and other debt securities that are rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), or in securities that are unrated but judged to be of comparable quality by NACM. These below investment grade quality securities are sometimes referred to as “high yield” securities or “junk bonds.”

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NACM’s research and analysis when investing in high yield securities. NACM seeks to minimize the risks of investing through in-depth credit analysis and attention to current developments in interest rates and market conditions.

A general description of the ratings of securities by Moody’s and S&P is set forth in Appendix A to the Prospectus. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NACM does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or NACM downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NACM may consider such factors as NACM’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Non-U.S. Securities

The Fund may invest without limit in securities of non-U.S. issuers that trade on U.S. securities markets – such as American Depository Receipts (“ADRs”). Up to 20% of the Fund’s total assets may be invested in other securities of non-U.S. issuers, securities denominated in foreign currencies, and securities traded principally on exchanges outside of the United States.

The Fund may invest in non-U.S. equity securities such as common stocks, preferred stocks and depositary receipts, including ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs which are issued and traded in Europe and publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

The Fund’s investments in non-U.S. securities involve special risks. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage costs, custodial expenses and other fees are also generally higher than for securities traded in the United States. With respect to certain foreign countries, there is also a possibility of expropriation of assets, confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), potential restrictions on the flow of international capital, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging Market Securities

The Fund may invest in securities of issuers that are organized or headquartered in developing or “emerging market” countries. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Foreign Currency Transactions

The Fund may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts (“forwards”) with terms generally of less than one year. The Fund may (but is not required to) engage in these transactions for hedging purposes or investment purposes.

The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and the Fund may decide not to use hedging transactions that are available.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards will be covered by the segregation with the Fund’s custodian of liquid assets and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Fund might enter into forwards under the following circumstances:

Lock In. When the Portfolio Manager desires to “lock in” the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If the Portfolio Manager wants to eliminate substantially all of the risk of its exposure to a particular currency, and/or if the Portfolio Manager believes that the Fund can benefit from price appreciation in a given country’s obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. In the case of a direct hedge of a given country’s debt obligations, the cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. The Portfolio Manager might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. If the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is an example of what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

Foreign Currency Exchange-Related Securities

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange WarrantsSM (“CEWsSM”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely affected by increases in the value of foreign currency. Interest payments on the securities generally are made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse effect on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Options Contracts

As described in the Prospectus, in implementing the Fund’s Option Strategy, NACM will “sell” or “write” call options on equity securities held in the Equity Component. It is expected that the Fund will ordinarily write call options on all or substantially all of the individual equity securities held in the Equity Component, and with respect to approximately 70% of the value of each position. However, the extent of the Fund’s use of the Option Strategy may vary from time to time depending on market conditions and other factors. Please see the Prospectus under “The Fund’s Investment Objective and Strategies—Option Strategy” and “Risks—Options Risk” for a description of the Fund’s call option writing strategies and related risks.

Written Equity Index Options. Although it has no current intention to do so, the Fund may also write call options on equity indexes. Equity index call options differ from options on individual securities in that (i) the exercise of an index call option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index call options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single common stock.

There are various risks associated with the Fund’s selling and writing index call options. The purchaser of an index call option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, similar to written call options on individual securities, as the writer of an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the strike price of the call. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use index options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. To the extent that the Fund utilizes written index call options, NACM will attempt to maintain for the Fund options positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the equity securities held by the Fund. However, writing index call options involves significant risk that the changes in value of the indexes underlying the Fund’s written call options positions will not correlate closely with changes in the market value of derivatives and other securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and also might result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and might adversely affect the Fund’s after-tax returns.

The Fund may also write options on exchange-traded funds (ETFs) and other similar instruments designed to correlate with the performance of an equity index or market segment, which have risks similar to those of written equity index options.

Other Options Contracts. The Fund may also purchase put options on individual securities and equity indexes. As the purchaser of a put option, the Fund, in exchange for a premium, would have the right to receive a cash payment from the seller of the option in the event the value of the underlying security or index is below the exercise price of the put option upon its exercise. The Fund would ordinarily realize a gain if (i) at the time of exercise, the value of the relevant security or index decreased below the exercise price of the put option to more than cover the premium and transaction costs borne by the Fund or (ii) the Fund sells the put option prior to its expiration at a price that is higher than its cost. The Fund may (but is not required to) purchase put options in an attempt to hedge against market declines in or volatility in equity securities held in the Fund’s portfolio. If Fund purchases put options that are “out-of-the-money” (i.e., where the exercise price is less than the value of the security or index), the Fund will not be fully covered against any market decline. A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. Also, a purchased index put option may not work as intended due to a lack of correlation between changes in value of the index and changes in the market value of the equity securities held by the Fund.

In addition, the Fund may purchase and sell other types of call and put options on individual securities, indexes, currencies, futures contacts, swap agreements or other instruments in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market.

A call option on a security is considered “covered” if the Fund owns the equity security underlying the call option or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, the Fund has segregated liquid assets in such amount) upon conversion or exchange of other securities held by the Fund. A call option on security is also considered covered if the Fund holds a call option on the same security as the call option written (sold) where the exercise price of the call held is (i) equal to or less than the exercise price of the call option written (sold), or (ii) greater than the exercise price of the call option written, provided the Fund segregates liquid assets equal to the difference. The Fund may cover call options it writes on equity indexes by segregating liquid assets in an amount equal to the contract value of the index option. The Fund may also cover these written call options by taking various offsetting positions, such as by holding a call option on the same index with an exercise price either equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the Fund segregates liquid assets equal to the difference in exercise prices.

A written put option on a security or an index is covered if the Fund segregates liquid assets equal to the entire exercise price. A written put option may also be covered through various offsetting positions, such as if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the Fund segregates liquid assets equal to the difference. The Fund may also cover a written put option by entering into a short position in the underlying security or index. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restrictions concerning senior securities and borrowings.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Before the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell (write) put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Before exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Spreads. The Fund may pursue an option strategy that includes the purchase and sale of calls and puts, called spreads. All of these positions will be limited loss positions in which the maximum loss will be known and fixed at the time of investment. These strategies may produce a considerably higher return than the Fund’s primary strategy of written call writing, but involve a higher degree of risk and potential volatility. Because spreads involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Straddles. The Fund may write straddles consisting of a combination of a call and a put written on the same underlying security or index. A straddle will be covered when sufficient liquid assets are segregated to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s investments may be denominated. The Fund may additionally use currency options to cross-hedge or to increase total return when NACM anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or foreign exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

Other Derivative Instruments

In addition to the options transactions described above, the Fund may (but is not required to) use a variety of other derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates, currencies and related indexes. As described below, in addition to options contracts, derivative instruments that may be used by the Fund include, but are not limited to futures contracts, options on futures contracts, forward contracts and swap agreements.

No assurance can be given that any derivative strategy used by the Fund (including the Option Strategy) will succeed. As is the case with the other investments of the Fund, the ability of the Fund to successfully use derivative instruments may depend in part upon the ability of NACM to assess the issuer’s credit characteristics and to forecast stock and other market movements and other economic factors correctly. If NACM incorrectly forecasts these factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss and the Fund might have been in a better position if it had not employed that derivatives strategy at all. Also, suitable derivative transactions may not be available in all circumstances and NACM may choose not to use derivatives that are available to reduce portfolio risk or otherwise.

The Fund’s use of derivative strategies involves special risks, including the risk of a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses, including by offsetting favorable price movements in related investments or otherwise, due to, among other reasons, (a) the possible inability of the Fund to purchase or sell a portfolio security or other instrument at a time that otherwise would be favorable, (b) the possible need to sell a portfolio security or other instrument at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and (c) the possible inability of the Fund to close out or to liquidate its derivatives positions.

Tax Consequences. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. In addition, under applicable tax law, the Fund’s derivatives hedging activities may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (“Code”). Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. See “Tax Matters.”

If other types of derivative instruments not described in this section are traded in the future, the Fund may also use those instruments, provided that their use is consistent with the Fund’s investment objectives.

The following provides additional detail regarding various derivatives instruments that may be used by the Fund.

Futures Contracts and Options on Futures Contracts. As described in the Prospectus, the Fund may invest in futures contracts and options thereon (“futures options”), including with respect to securities, indexes, currencies or other instruments or assets, as well as purchase put and call options on such futures contracts. The Fund may incur commission expenses when it opens or closes a futures position.

A futures contract is an agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of the security) at a specified price and time. A futures contract on an index (an “Index Future”) is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is generally not made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: the S&P 500 Index; the S&P Midcap 400 Index; the Nikkei Stock Average; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the

Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The S&P 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units × $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units × gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units × loss of $2).

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into over-the-counter options on futures contracts. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, index or other asset, in many cases these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security, index or other asset, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Straddles of Futures. The Fund may write straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient liquid assets are segregated to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In these cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower strike price to reduce the risk of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by taking offsetting positions, such as by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Tax Matters.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options, including when used as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Traded on Foreign Exchanges. Options contracts, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. The Fund may enter into a variety of swap agreements with respect to currencies, individual securities, indexes of securities, interest rates and other assets or measures of risk or return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return, for example, on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index exceeds a specified rate, or “cap”; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index falls below a specified rate, or “floor”; and collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

The Fund may also write (sell) and purchase put and call options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Many swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on NACM’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Moreover, if a counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The performance of swap agreements may be affected by a change in the referenced asset, or by other factors that determine the amount of payments due. If a swap agreement calls for a payment by the Fund, the Fund must be prepared to make such payments when due.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, may negatively affect currency swaps.

The swaps market is a relatively new market and is largely unregulated. The Fund’s ability to terminate or transfer a swap agreement is generally very limited. Swap agreements may increase the overall volatility of the investments of a Fund. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

A swap agreement may be considered a form of leverage, and could magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund will generally cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it may cover its obligations by segregating liquid assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it may segregate liquid assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities and borrowings.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA.

Certain Interest Rate Transactions. As described above, the Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund’s variable rate payment obligation on any preferred shares of beneficial interest that the Fund may issue or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Common Shares as a result of the Fund’s investments and capital structure, and may also use these instruments for other hedging purposes.

Credit Default Swaps

The Fund may invest in credit default swaps. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default had occurred. If no default had occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund effectively would add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk (i.e., the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default).

The Fund will segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales

The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund’s portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called “naked” short sales (i.e., short sales that are not “against the box”), in which case the Fund’s losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Structured Notes and Other Hybrid Instruments

“Structured” notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, the Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

The Fund may invest in other types of “hybrid” instruments which combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

PIPE Transactions

The Fund may invest in PIPE (private investment in public equity) transactions. PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not pre-registered with the SEC, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company will agree as part of the PIPE deal promptly to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

Corporate Bonds

The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries, including corporate debt securities of foreign issuers in accordance with the Fund’s investment objective and policies as described in the Prospectus. See “—Foreign (Non-U.S.) Securities” above. The Fund may also invest without limit in corporate bonds that are below investment grade quality. See “—High Yield Securities” above.

The Fund’s investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation/deflation risk, liquidity risk, smaller company risk and management risk.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified.

REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future.

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to utilize successfully these instruments may depend in part upon the ability of NACM to forecast interest rates and other economic factors correctly. See “—Mortgage Pass-Through Securities” below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations (“CMOs”)” below.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (the “GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the “FNMA”) or the Federal Home Loan Mortgage Corporation (the “FHLMC”). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in NACM’s opinion are illiquid if, as a result, more than 5% of the value of the Fund’s total assets (taken at market value at the time of investment) will be invested in illiquid securities.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions (see “Investment Restrictions”) by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“Issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the “Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the Issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the Issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See “—Stripped Mortgage-Backed Securities” below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities. As used in this Statement of Additional Information, the term CMO residual does not include residual interests in real estate mortgage investment conduits.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Other Asset-Backed Securities. Similarly, NACM expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).

Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to insure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than corporate bonds.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with the Fund’s investment objective and policies, NACM also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “—Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities” above. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objective and policies, including unrated commercial paper for which NACM has made a credit quality assessment. See Appendix A to the Prospectus for a description of the ratings assigned by Moody’s and S&P to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Bank Obligations

Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The Fund may invest up to 20% of its total assets in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “—Foreign (Non-U.S.) Securities” above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Loan Participations and Assignments

The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations may require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what NACM believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on NACM’s research in an attempt to avoid situations where fraud or misrepresentations could adversely affect the Fund.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Portfolio Manager in accordance with procedures established by the Trustees, in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “—Loan Participations and Assignments.”

Municipal Bonds

The Fund may invest in municipal bonds that pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Portfolio Manager to be reliable), is exempt from federal income taxes (“municipal bonds”), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

Municipal bonds share the attributes of debt obligations in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds usually are related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Event-Linked Bonds

The Fund may invest in “event-linked bonds.” Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPIU or any foreign inflation index will measure the real rate of inflation in the prices of goods and services accurately. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Other Investment Companies

The Fund may invest in securities of other closed- or open-end investment companies, including exchange-traded funds (ETFs), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive equity securities available in the market, or when the Sub-Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Sub-Adviser or its affiliates to the extent permitted by applicable law. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders therefore would be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in equity securities. In addition, the securities of other investment companies may be leveraged and may therefore be subject to the same leverage risks described herein. See, “Leverage and Borrowings.”

Reverse Repurchase Agreements and Dollar Rolls

The Fund may enter into reverse repurchase agreements and economically similar transactions for hedging or cash management purposes. Although it has no current intention to do so, the Fund may also utilize these transactions to add leverage to its portfolio. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale buybacks.” A sale buyback is similar to a reverse repurchase agreement, except that in a sale buyback, the counterparty who purchases the security is entitled to receive any payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

Reverse repurchase agreements, sale buybacks and dollar rolls involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under these agreements, files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

The Fund may (but is not required to) segregate assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, sale buybacks and dollar rolls. To the extent that positions in these agreements are not so covered, such transactions would be subject to the Fund’s limitations on borrowings. See “Leverage and Borrowings.” Furthermore, because these transactions may be for terms ranging more than seven days, these instruments may be deemed “illiquid.”

Repurchase Agreements

The Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Loans

The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to the maximum extent permitted under the 1940 Act. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. Such amounts will not be eligible to be treated as qualified dividend income. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. The Fund may pay lending fees to the party arranging for a securities loan, which may be an affiliate of the Fund or the manager.

Rule 144A Securities

The Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”) (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

Leverage and Borrowings

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivative transactions that may in some circumstances produce effects similar to leverage. Any leverage used by the Fund would be limited to approximately 35% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized. To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Fund’s investment portfolio and potentially larger losses than if the strategies were not used.

If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using certain forms of leverage, the fees paid to the Manager and the Sub-Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including assets attributable to any preferred shares and borrowings that may be outstanding. Thus, the Manager and the Sub-Adviser have a financial incentive for the Fund to utilize certain forms of leverage, which may result in a conflict of interest between the Manager and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand. Fees and expenses paid by the Fund are borne entirely by the Common Shareholders. These include costs associated with any borrowings or other forms of leverage utilized by the Fund.

Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness (“borrowings”) (including through the use of reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless immediately after the financing giving rise to the borrowing, the value of the Fund’s total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund’s limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position under a reverse repurchase agreement by segregating liquid assets at least equal in amount to its obligations under the agreement.

As noted above, although it has no present intention to do so, the Fund may determine in the future to issue preferred shares to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Common Shares. Under the 1940 Act, the Fund would not be permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total net assets was at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% coverage requirement. If any preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem such preferred shares from time to time to the extent necessary in order to maintain coverage of at least 200%. As noted above, if the Fund were to issue preferred shares, the leverage obtained through the preferred shares, together with any other borrowings utilized by the Fund, would not exceed 38% of the Fund’s total assets. If the Fund were to have preferred shares outstanding, two of the Fund’s Trustees would be elected by the holders of the preferred shares, voting separately as a class. The remaining Trustees of the Fund would be elected by holders of Common Shares and the preferred shares voting together as a single class. In the event the Fund were to fail to pay dividends on any preferred shares it issues for a period of two years, the Fund’s preferred shareholders would be entitled to elect a majority of the Trustees of the Fund.

As used in this Statement of Additional Information and in the Prospectus, unless otherwise noted, the Fund’s “net assets” include assets of the Fund attributable to any outstanding preferred shares, with no deduction for the liquidation preference of the preferred shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of and preferred shares from “net assets,” so long as any preferred shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, any preferred shares issued by the Fund will be treated as stock (rather than indebtedness).

Illiquid Securities

The Fund may invest up to 10% of its total assets in securities which are illiquid at the time of investment. The term “illiquid securities” for this purpose is determined using the SEC’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that NACM has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NACM believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

A change in the securities held by the Fund is known as “portfolio turnover.” NACM manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. In addition, the Fund’s portfolio turnover rate will increase to the extent that the Fund is required to sell portfolio securities to satisfy its obligations under the Option Strategy or to realize additional gains to be distributed to shareholders if the Option Strategy is unsuccessful. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the Fund, the higher the transaction costs borne by the Fund generally will be. Transactions in the Fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Participation on Creditors Committees

The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when NACM believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Short-Term Investments / Temporary Defensive Strategies

Upon NACM’s recommendation, for temporary defensive purposes, the Fund may deviate from its principal strategies by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund also may deviate from its principal strategies in order to keep its assets fully invested, including during the period in which the net proceeds of this offering are being invested.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares, voting together as a single class:

(1) Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(2) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

(3) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the

Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4) Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5) Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing), is at least 300% of such principal amount.

To the extent that the Fund does not cover its commitment under a reverse repurchase agreement, dollar roll, credit default swap or other derivative instrument by the segregation of liquid assets equal in value to the amount of the Fund’s commitment, or by entering into offsetting transactions or owning positions covering its obligations, such instrument will be treated as a senior security representing indebtedness (“borrowing”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transaction if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

Currently, under the 1940 Act, the Fund generally may not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all of the outstanding securities of the Fund, except directors’ and qualifying shares.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to shares of the Fund, means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by NACM to be of comparable quality), or change in the percentage of the Fund’s total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until NACM determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, NACM will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

The Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

For purposes of applying the Fund’s investment restrictions above, swap agreements generally are valued by the Fund at market value. However, in the case of credit default swaps sold by the Fund (i.e., when the Fund sells credit default protection), the Fund will value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment restrictions may differ from the manner in which those investments are valued by other types of investors.

MANAGEMENT OF THE FUND

Trustees and Officers

The business of the Fund is managed under the direction of the Fund’s Board of Trustees. Subject to the provisions of the Fund’s Declaration of Trust (the “Declaration”), its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that the Trustee oversees and any other directorships held by the Trustee are listed in the tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

[TO BE ADDED BY AMENDMENT]

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
[Insert Name]	Trustee	Since inception.	[Insert Description]	[Insert No.]	None
[Insert Name]	Trustee	Since inception.	[Insert Description]	[Insert No.]	None
[Insert Name]	Trustee	Since inception.	[Insert Description]	[Insert No.]	None

[TO BE ADDED BY AMENDMENT]

Interested Trustees*

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
[Insert Name]*	Trustee	Since inception.	[Insert Description]	[Insert No.]	None

*	“Interested Trustees” are those Trustees treated as “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund. Mr. [ ] is an “interested person” of the Fund due to his affiliation with AGI and the Manager. In addition to Mr. [ ]’s positions with affiliated persons of the Fund set forth in the table above, he holds the following positions with affiliated persons: [ ].

Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel 1345 Avenue of the Americas New York, NY 10105 Age 40	President and Chief Executive Officer	Since inception.	Executive Vice President and Chief Administrative Officer, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer, PIMCO Advisors VIT (formerly OCC Accumulation Trust); President and Chief Executive Officer, Fixed Income SHares, Nicholas- Applegate Convertible & Income Fund, Nicholas- Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund.

Lawrence G. Altadonna 1345 Avenue of the Americas New York, NY 10105 Age 38	Treasurer; Principal Financial and Accounting Officer	Since inception.	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer, Nicholas- Applegate Convertible & Income Fund, Nicholas- Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund; Treasurer, Fixed Income SHares; Assistant Treasurer, PIMCO Advisors VIT (formerly OCC Accumulation Trust). Formerly, Director of Fund Administration, Prudential Investments.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo 1345 Avenue of the Americas New York, NY 10105 Age 36	Secretary and Chief Legal Officer	Since inception.	Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Municipal Advantage Fund Inc., Fixed Income SHares and PIMCO Advisors VIT. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Youse Guia 888 San Clemente Drive, Suite 100 Newport Beach, CA 92660 Age 34	Chief Compliance Officer	Since Inception.	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer, PIMCO Funds: Multi-Manager Series, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas- Applegate International & Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Municipal Advantage Fund, Inc, Fixed Income SHares and PIMCO Advisors VIT. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002). Audit Manager, PricewaterhouseCoopers LLP (1996 – 2002).

[TO BE ADDED BY AMENDMENT]

For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

Name	Positions Held with Affiliated Persons or Principal Underwriters of the Fund
Brian S. Shlissel	See above.
Lawrence Altadonna	See above.
Thomas J. Fuccillo	See above.
Youse Guia	See above.
[Insert Name]	See above.

Committees of the Board of Trustees

Audit Oversight Committee

The Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of the independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Fund, and services to be performed by the independent registered public accounting firm for certain affiliates, including the Manager and the Portfolio Manager, and the entities in a control relationship with the Manager or the Portfolio Manager that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. Messrs. [                    ],[                     ] and [                    ], each of whom is an Independent Trustee, serve on this committee.

Nominating Committee

The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Thomas J. Fuccillo, Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Messrs. [                    ] and [                    ], each of whom is an Independent Trustee, serve on this committee.

Valuation Committee

The Board has a Valuation Committee, to which the Board has delegated the responsibility to determine or cause to be determined the fair value of the Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager and Portfolio Manager regarding fair value and liquidity determinations made pursuant to the Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. Messrs. [                    ] and [                    ], each of whom is an Independent Trustee, serve on this committee.

Compensation Committee

The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, Portfolio Manager or any entity controlling, controlled by or under common control with the Manager or Portfolio Manager. Messrs. [                    ] and [                    ], each of whom is an Independent Trustee, serve on this committee.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2006:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
[Insert Name]	None	None
[Insert Name]	None	None
[Insert Name]	None	None

For independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2006:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
[Insert Name]	None
[Insert Name]	None
[Insert Name]	None

As of [                    ], 2006, the Fund’s officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

As of [                    ], 2006, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund’s outstanding equity securities as of such date. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the Fund’s outstanding equity securities on such date.

Shareholder	Number of Common Shares		Percentage of the Fund’s outstanding shares as of [__________], 2006
Allianz Global Investors of America L.P.	[__________	]	[__________	]%
1345 Avenue of the Americas
New York, New York 10105

Compensation

Messrs. [                    ],[                     ] and [                    ] also serve as Trustees of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (together, the “Municipal Funds”), Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International and Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund, nineteen closed-end funds for which the Manager serves as investment manager and affiliates of the Manager serve as portfolio manager. Mr. [                    ] also is a director or trustee, as the case may be, of one open-end investment company (comprising four separate investment portfolios). As indicated above, certain of the officers of the Fund are affiliated with the Manager.

The Municipal Funds, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund and the Fund (together, the “Allianz Closed-End Funds”) are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, RCM, AGIA or any entity controlling, controlled by or under common control with the Manager, RCM or AGIA, receives compensation for his attendance at joint meetings and his service on Board committees. For their service as Trustees of the Allianz Closed-End Funds, Messrs. [                    ],[                     ] and [                    ] receive $25,000 for each joint meeting for the first four joint meetings in each year and $5,000 for each additional joint meeting in such year if the meetings are attended in person. Messrs. [                    ],[                     ] and [                    ] receive $1,000 per joint meeting if the meetings are attended telephonically. For their services as members of various Audit Oversight Committees, Messrs. [                    ],[                     ] and [                    ] will each receive $1,000 per fund per meeting respectively, for each of those Allianz Closed-End Funds

for which they serve as Trustee. Mr. [                    ] receives $500 per fund per year for each of the Allianz Closed-End Funds for which he serves as Chair of the Audit Oversight Committee. Trustees will also be reimbursed for meeting-related expenses. As Chairman of the Allianz Closed-End Funds, Mr. [                    ] receives $2,500 per fund per year.

Each Trustee’s compensation and other costs of joint meetings will be allocated pro rata among the Allianz Closed-End Funds for which such Trustee serves as Trustee based on each such Fund’s relative net assets.

It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending [                    ], 2007. For the calendar year ended December 31, 2006, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the “Fund Complex.” Each officer or Trustee who is a director, officer, partner or employee of the Manager, the Portfolio Manager or any entity controlling, controlled by or under common control with the Manager or the Portfolio Manager serves without any compensation from the Fund.

Name of Trustee	Estimated Compensation from the Fund for the Fiscal Year Ending November 30, 2007*			Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex Paid to the Trustees for the Calendar Year Ending December 31, 2006
[Insert Name]	$	[__________	]	N/A	N/A	$	[__________	]
[Insert Name]	$	[__________	]	N/A	N/A	$	[__________	]
[Insert Name]	$	[__________	]	N/A	N/A	$	[__________	]

*	Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the Allianz Closed-End Funds for which the particular Trustee serves.

The Fund has no employees. Its officers are compensated by the Manager and/or the Portfolio Manager.

Codes of Ethics

The Fund, the Manager and NACM have each adopted codes of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, directors and officers of the Manager and Portfolio Manager, and other employees of the Manager and Portfolio Manager who are “access persons” of the Fund as defined in Rule 17j-1 under the 1940 Act. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Manager and NACM have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

INVESTMENT MANAGER AND SUB-ADVISER

Investment Manager

The Manager serves as investment manager to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) between it and the Fund.

The Manager is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). Allianz, acting through an investment management division, was the former investment adviser to the Trust. Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with two members, Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company and Pacific Life Insurance Company (“Pacific Life”), a California stock life insurance company. Pacific Life is a wholly owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in Allianz. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strausse 112-116, 80636 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life’s address is 700 Newport Center Drive, Newport Beach, California 92660. Allianz’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.

The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee.

Allianz of America, Inc. (“AZOA”) has entered into a put/call arrangement for the possible disposition of Pacific Life’s indirect interest in Allianz. Under this agreement, Pacific Life and AZOA can put or call, respectively, all of the Class E Units. The repurchase price for the Class E Units is calculated based on the financial performance of Pacific Investment Management Company over the preceding four calendar quarters prior to repurchase, but the amount can increase or decrease in value by a maximum of 2% per year from the per unit amount as defined in the agreement, calculated as of December 31 of the preceding calendar year.

As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz SE currently include Munchener Ruckversicherungs-Gesellschaft AG (“Munich Re”). Allianz SE in turn owns more than 95% of Dresdner Bank AG. Credit Lyonnais and Munich Re, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Klienwort Wasserstein, Dresdner Kleinwort Benson and Grantchester Securities, Inc., may be considered to be affiliated persons of the Manager and NACM. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. The Manager and NACM do not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect their ability to provide services to the Fund, the Fund’s ability to take advantage of market opportunities, or the Fund’s overall performance.

The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. As of December 31, 2006, the Manager had approximately $[                    ] billion in assets under management. As of December 31, 2006, AZOA and its subsidiaries, including AGIA, had approximately $[                    ] billion in assets under management.

The Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Manager, the investments of the Fund. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund.

Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund’s investment objective, policies and restrictions; provided that, so long as the Manager retains one or more sub-advisers for the Fund, the Manager’s obligation under the Investment Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with the sub-adviser the investment policies of the Fund.

Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager. The Manager has, at its own expense, retained [                    ] to perform certain administrative services for the Fund and may retain affiliates to provide other administrative services. As indicated under “Portfolio Transactions—Brokerage and Research Services,” the Fund’s portfolio transactions may be placed with broker-dealers which furnish the Manager and NACM, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual management fee, payable on a monthly basis, at the annual rate of 1.00% of the Fund’s average daily total managed assets for the services and facilities it provides. “Total managed assets” means the total assets of the Fund (including any assets attributable to any preferred shares or borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). With respect to any reverse repurchase agreement, dollar roll or similar leveraging transactions, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not “interested persons” of the Manager or the Fund, interest charges, taxes, brokerage commissions, transfer agents and sub-transfer agency fees, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Sub-Adviser

NACM serves as sub-adviser for the Fund pursuant to a portfolio management agreement (the “Portfolio Management Agreement”) between NACM and the Manager. Under the Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Manager, NACM’s obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.

Under the Portfolio Management Agreement, the Manager (and not the Fund) has agreed to pay NACM a monthly fee at the annual rate of [      ]% of the Fund’s average daily total managed assets.

NACM is an investment management firm organized as a Delaware limited liability company. NACM is wholly owned by Nicholas-Applegate Holdings LLC, a Delaware limited liability company, which is a wholly owned subsidiary of Allianz Global Investors U.S. Equities LLC (“AGI Equities”), a Delaware limited liability company. AGI Equities is a wholly owned subsidiary of Allianz of America.

NACM is located at 600 West Broadway, San Diego, CA 92101. Organized in 1984, NACM provides advisory services primarily to mutual funds and institutional accounts. As of December 31, 2006, NACM had approximately $[ ] billion in assets under management.

Certain Terms of the Investment Management and Portfolio Management Agreements

The Investment Management Agreement and the Portfolio Management Agreement were each approved by the Trustees of the Fund (including all of the Trustees who are not “interested persons” of the Manager or NACM). The Investment Management Agreement and Portfolio Management Agreement will each continue in force with respect to the Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager, NACM or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Management Agreement and Portfolio Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days’ notice by the Manager to the Fund or by the Fund to the Manager. The Portfolio Management Agreement may be terminated on not less than 60 days’ notice by the Manager to NACM or by NACM to the Manager, or by the Fund at any time by notice to the Manager and NACM.

The Investment Management Agreement and the Portfolio Management Agreement each provide that the Manager or NACM, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

[PORTFOLIO MANAGER COMPENSATION, CONFLICTS OF INTEREST, OTHER ACCOUNTS MANAGED AND SECURITIES OWNERSHIP DISCLOSURE TO BE ADDED BY PRE-EFFECTIVE AMENDMENT.]

Proxy Voting Policies

The Fund and its Board of Trustees have delegated to the Manager, and the Manager has in turn delegated to NACM, responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with NACM’s proxy voting policies and procedures. Copies of the proxy voting policies and procedures to be followed by NACM on behalf of the Fund, including procedures to be used when a vote presents a conflict of interest, are attached hereto as Appendix A (“Proxy Voting Guidelines”). Information regarding how the Fund vote proxies related to portfolio securities during the most recent 12-month period will be made available without charge at the Fund’s website at http://www.allianzinvestors.com/misc/PrivacyPolicy06032003.jsp, or on the website of the Securities and Exchange Commission at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund and for the other investment advisory clients of the Manager and NACM are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by the Manager and NACM. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Manager or NACM is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or NACM, as applicable. The Manager or NACM may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which the Manager or NACM believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of debt securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Subject to the supervision of the Manager, NACM places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buys and sells such securities, options, futures contracts and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, NACM uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, NACM, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, NACM may receive research services from many broker-dealers with which NACM places the Fund’s portfolio transactions. NACM may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to NACM in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Manager nor the portfolio management fee paid by the Manager to NACM is reduced because NACM and its affiliates receive such services.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), NACM may cause the Fund to pay broker-dealers which provide it with “brokerage and research services” (as defined in the 1934 Act) an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

NACM may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Manager or NACM where, in the judgment of the Manager or NACM, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Manager or NACM may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

References to NACM in this section would apply equally to the Manager if the Manager were to assume portfolio management responsibilities for the Fund and place orders for the purchase and sale of the Fund’s portfolio investments.

DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to make quarterly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the common stocks and other equity securities held in the Equity Component; (ii) interest income received by the Fund from the convertible securities and any non-convertible debt securities held in the Convertible Component; and (iii) capital gains (short-term and long-term) from net option premiums and the sale of portfolio securities. Distributions are likely to be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.

The Fund’s quarterly distributions will be made from the Fund’s net investment income and net gains from option premiums and the sale of portfolio securities. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. To the extent required by the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source (as between net income and gains) of the distribution made. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.) The ultimate tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant fiscal year. For example, the Fund may distribute amounts early in the calendar year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your shares, with any amounts exceeding such basis treated as gain from the sale of shares.

As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain dividends being comprised more heavily of long-term capital gains eligible for favorable income tax rates. During periods in which the Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund’s dividends may be comprised of capital gains from the sale of securities held by the Fund, which would involve transaction costs and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund’s operations when all of the Fund’s portfolio securities will have been held for less than one year).

Your initial distribution is expected to be declared approximately 75 days, and paid approximately 120 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.” Although it does not now intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust—Shareholder Liability” below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value, although they have during some periods traded at prices equal to or higher than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and payment or reimbursement of offering expenses. Net asset value fluctuations are expected to be greater if the Fund has a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund’s net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund’s Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Common Shares; Conversion to Open-End Fund” and the Prospectus under “Leverage and Borrowings” and “Description of Shares.”

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

The Fund’s Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees.

In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a “Material Transaction”): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets or the assets of any series or class of shares of the Fund.

Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund’s shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund’s Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See “Repurchase of Common Shares; Conversion to Open-End Fund” below.

As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund’s Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and

(3) enhancing the Fund’s ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund’s Common Shareholders generally.

A “Continuing Trustee,” as used in the discussion above, is any member of the Fund’s Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which have been filed as exhibits to the Fund’s registration statement on file with the SEC.

Liability of Trustees

The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of factors relating to the Fund such as dividend levels and stability (which will in turn be affected by dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s Option Strategy, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income and gains. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the 1934 Act, as amended, and the 1940 Act and the rules and regulations thereunder.

The Fund’s Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging (if any) and general market and economic conditions.

The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under “Anti-Takeover and Other Provisions in the Declaration of Trust—Anti-Takeover Provisions”). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” Common Shares in order to authorize a conversion.

If the Fund converted to an open-end company, the Fund’s Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by the Fund of its Common Shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s Common Shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s Common Shares may be the subject of repurchase or tender offers at or below net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio.

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, and the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. To qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund generally must, among other things:

(a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, or income from certain publicly traded partnerships (as defined below);

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). For purposes of meeting this diversification requirement, in the case of the Fund’s investments in loan participations, the issuer may be the financial intermediary or the borrower.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

Distributions

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year or later if the Fund is permitted to elect and so elects, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law.

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (and is treated for federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (that is, Capital Gain Dividends, as defined above) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains of the Fund with respect to that year, in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the Shares, up to the amount of the shareholder’s tax basis in the applicable Shares, with any amounts exceeding such basis treated as gain from the sale of such Shares.

To the extent the Fund makes distributions of capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), as the Fund may elect to do, and the distributions are supported by the Fund’s “current earnings and profits” (realized income and gain of the current year), the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund. Moreover, in such cases the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

For taxable years beginning on or before December 31, 2010, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding the excess, if any, of net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any distributions that are not from the Fund’s investment company taxable income or net capital gains may be characterized as a return of capital to shareholders (that is, not taxable to a shareholder and reduces the shareholder’s basis in the shares) or, in some cases, as capital gain. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, but interest on mortgage-backed U.S. Government securities is generally not so exempt.

Long-term capital gain rates applicable to most individual shareholders have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% ordinary income tax rate brackets—for taxable years beginning on or before December 31, 2010.

A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (subject generally to a 46-day holding period requirement). Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of the Fund are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Sales, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Options, Futures, Forward Contracts and Swap Agreements

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the federal income tax straddle rules of Section 1092, requiring that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, to defer losses to the Fund, to cause adjustments in the holding periods of the Fund’s securities to convert long-term capital gains into short-term capital gains and to convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and character of distributions to shareholders. In particular, the straddle rules require that certain losses be deferred, and the holding period for positions governed by theses rules generally will not begin until after the offsetting position is no longer outstanding. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Original Issue Discount, Pay-In-Kind Securities, and Commodity-Linked Notes

Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be (and all zero-coupon debt obligations acquired by the Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. Increases in the principal amount of an inflation indexed bond will be treated as OID.

Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, pay-in-kind securities will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

By reason of holding such securities, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Higher-Risk Securities

To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in REITs

The Fund may invest in REITs. Such investments in REIT equity securities may require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Some of the REITs in which the Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions). Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. A tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or taxable mortgage pools if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. Under recent IRS guidance, a charitable remainder trust will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a charitable remainder trust (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax equal to that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable charitable remainder trust, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made.

Passive Foreign Investment Companies

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A PFIC is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders will not be able to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in non-U.S. securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Non-U.S. Shareholders

Capital Gain Dividends are not subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) properly designated distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) properly designated distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses.

Special tax rules apply to distributions that a “qualified investment entity” (a “QIE”) pays to foreign shareholders that are attributable to gain from the QIE’s sale or exchange of “U.S. real property interests” (a “USRPI Distribution”). The Fund will be a QIE if it is both (i) a RIC and (ii) a “U.S. real property holding corporation” (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interests in domestically-controlled RICs and REITs). Under the Code, a “U.S. real property holding corporation” is any corporation that holds (or held during the previous five-year period) “U.S. real property interests” (“USRPIs”) (defined as U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations”) with an aggregate fair market value equal to 50% or more of the fair market value of the corporation’s real property assets and other trade-or-business assets. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds no more than 5% of such class of stock at all times during the previous five-year period and (ii) a RIC’s interests in domestically controlled REITs and other RICs.

Where a foreign shareholder has owned more than 5% of a class of shares of a fund that is a QIE during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution paid to that foreign shareholder and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of a fund that is a QIE, a USRPI Distributions will be treated as ordinary income (notwithstanding any designation by the fund that such distribution is a Capital Gain Dividend) and the fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution (notwithstanding any designation by the Fund that such distribution is a short-term capital gain dividend). If such fund makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the fund from a “lower-tier” REIT or RIC that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the fund’s percentage ownership of the “lower-tier” REIT or RIC.

Whether or not the Fund is characterized as a U.S. real property holding corporation will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a U.S. real property holding corporation, as defined for this purpose, and thus does not expect to be a QIE.

Finally, foreign shareholders of a QIE are subject to certain “wash sale” rules to prevent foreign shareholders from avoiding the tax filing and payment obligations discussed in the previous paragraph. A foreign shareholder that disposes of stock of a RIC during the 30-day period preceding a distribution that would have been treated as a USRPI Distribution and that acquires a substantially identical stock interest during the following 61 days must pay tax on an amount equal to the amount of the distribution that would have been taxed as a USRPI Distribution. This rule does not apply if the foreign shareholder actually receives the distribution in question, or if the stock was regularly traded on an established securities market within the U.S., provided that the investor did not own more than 5% of such stock at any time during the one-year period ending on the date of the distribution. In addition, the Treasury Department is authorized to promulgate regulations to apply similar principles in the case of “substitute dividend payments” (for example, on stock loans) to prevent avoidance of the new rules.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or dividend and certain other conditions are met, or (iii) the shares are USRPIs or the dividend is a Capital Gain Dividend that is a USRPI Distribution.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If you are eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by you in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

The Fund generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

For a foreign investor to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). The Fund will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The Trust is organized as a Massachusetts business trust. Under current law, so long as the Fund qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor the Fund will be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial (“Bloomberg”) and Lipper, that the Fund believes to be generally accurate.

The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

[                    ], [                    ], serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                    ], [                                                             ], serves as the independent registered public accounting firm for the Fund. [                    ] provides

audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information are parts of but do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE ADDED BY AMENDMENT]

FINANCIAL STATEMENTS

Nicholas-Applegate Equity & Income Capture Fund

[TO BE ADDED BY AMENDMENT]

APPENDIX A

PROXY VOTING GUIDELINES

[TO BE ADDED BY PRE-EFFECTIVE AMENDMENT]

A-1

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 Act, as amended (the “1940 Act”) will be filed as part of the Statement of Additional Information.

2.	Exhibits:

a.	Agreement and Declaration of Trust dated December 12, 2006, filed herewith.

b.	Bylaws of Registrant dated December 12, 2006, filed herewith.

c.	None.

d.1	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Agreement and Declaration of Trust, filed herewith as exhibit a.

d.2	Article 10 (Shareholders’ Voting Powers and Meetings) of the Bylaws of Registrant, filed herewith as exhibit b.

d.3	Form of Share Certificate of the Common Shares.*

e.	Terms and Conditions of Dividend Reinvestment Plan.*

f.	None.

g.1	Form of Investment Management Agreement between Registrant and Allianz Global Investors Fund Management LLC.*

g.2	Form of Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Nicholas-Applegate Capital Management LLC.*

h.1	Form of Underwriting Agreement.*

h.2	Form of Master Selected Dealer Agreement.*

h.3	Form of Master Agreement Among Underwriters.*

i.	None.

j.	Form of Custodian Agreement between Registrant and [__________________].*

k.1	Form of Transfer Agency Services Agreement between Registrant and PFPC Inc.*

k.2	Form of Organizational and Offering Expenses Reimbursement Agreement between Registrant and Allianz Global Investors Fund Management LLC.*

l.	Opinion and consent of Ropes & Gray LLP.*

m.	None.

n.	Consent of Registrant’s independent registered public accounting firm.*

o.	None.

p.	Subscription Agreement of Allianz Global Investors of America L.P. dated [__________], 2007.*

q.	None.

r.1	Code of Ethics of Registrant dated [__________], 2007.*

r.2	Code of Ethics of Allianz Global Investors Fund Management LLC.*

r.3	Code of Ethics of Nicholas-Applegate Capital Management LLC.*

s.	Powers of Attorney.*

*	To be filed by amendment.

Item 26:	Marketing Arrangements

To be filed by amendment.

Item 27:	Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$	*
National Association of Securities Dealers, Inc. Fees		*
Underwriters’ partial reimbursement		*
Printing and engraving expenses		*
Legal fees		*
New York Stock Exchange fees		*
Accounting expenses		*
Transfer Agent fees		*
Marketing expenses		*
Miscellaneous expenses		*

Total		*

*	To be completed by amendment. Note that Allianz Global Investors Fund Management LLC has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the reimbursement of underwriter expenses) exceed $.05 per share. Allianz Global Investors Fund Management LLC also has agreed to pay all of the Fund’s organizational expenses.

Item 28:	Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29:	Number of Holders of Securities

At December [            ], 2006:

Title of Class	Number of Record Holders
Common Shares, par value $0.00001	0

Item 30:	Indemnification

Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser

Descriptions of the business of Allianz Global Investors Fund Management LLC, the Registrant’s investment manager, and Nicholas-Applegate Capital Management LLC, the Registrant’s portfolio manager, are set forth under the captions “Investment Manager” and “Portfolio Manager” under “Management of the Fund” in both the Prospectus and Statement of Additional Information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of Allianz Global Investors Fund Management LLC and Nicholas-Applegate Capital Management LLC.

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Name	Position with Adviser	Other Connections
Larry Altadonna	Senior Vice President	Vice President, OpCap Advisors LLC

Cindy Columbo	Vice President

Derek Hayes	Senior Vice President

William Healey	Executive Vice President and Chief Legal Officer

John C. Maney	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Financial Officer, Allianz Global Investors of America L.P., Chief Financial Officer, Allianz Dresdner Asset Management U.S. Equities LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., OCC Distributors LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors CD Distributors LLC, PEA Capital LLC, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Distributors LLC, Allianz Private Client Services LLC, and StocksPLUS Management Inc. and Value Advisors LLC

Andrew Meyers	Managing Director and Chief Operating Officer

Kevin Murphy	Chief Compliance Officer

Vinh T. Nguyen	Senior Vice President and Treasurer	Senior Vice President and Controller, Allianz Global Investors of America L.P., Allianz Dresdner Asset Management U.S. Equities LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., OCC Distributors LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors CD Distributors LLC, PEA Capital LLC, PEA Partners LLC, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Distributors LLC, Allianz Private Client Services LLC, and StocksPLUS Management Inc.

Name	Position with Adviser	Other Connections
Francis C. Poli	Executive Vice President, Chief Legal Officer, Director of Compliance and Assistant Secretary	Chief Legal and Compliance Officer, Allianz Global Investors of America L.P., Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners L.P., Allianz Private Client Services LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., OCC Distributors LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Allianz Global Investors U.S. Retail LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors CD Distributors LLC, PEA Capital Advisors LLC

Daisy S. Ramraj-Singh	Assistant Vice President

Bob Rokose	Vice President and Assistant Controller

Newton B. Schott, Jr.	Managing Director, General Counsel and Secretary	Vice President, Allianz Global Investors Managed Accounts LLC, Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Managing Director, Executive Vice President, General Counsel and Secretary, Allianz Global Investors Distributors LLC

Brian S. Shlissel	Executive Vice President and Chief Fund Administrator	Senior Vice President and Treasurer, OpCap Advisors LLC

Stewart A. Smith	Vice President and Assistant Secretary	Secretary, Allianz Global Investors of America L.P., Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners L.P., Allianz Private Client Services LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., Allianz Global Investors U.S. Retail LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors CD Distributors LLC and PEA Capital LLC, Assistant Secretary, Oppenheimer Capital LLC, OpCap Advisors and OCC Distributors LLC

James G. Ward	Managing Director and Director of Human Resources	Executive Vice President, Allianz Global Investors of America L.P., Director of Human Resources, Allianz Asset Management U.S. Equities LLC, Allianz Global Investors Distributors LLC

Scott Whisten	Vice President

Nicholas-Applegate Capital Management LLC

600 West Broadway

San Diego, CA 92101

Name	Position with Sub-Adviser	Other Connections
Charles H. Field	General Counsel and Chief of Compliance

Peter J. Johnson	Senior Vice President and Director of Institutional Sales

C. William Maher	Managing Director and Chief Financial Officer	Chief Financial Officer and Treasurer, Nicholas-Applegate Securities; Treasurer, Nicholas-Applegate Institutional Funds

Eric S. Sagerman	Managing Director, Head of Global Marketing and Executive Committee

Horacio Valeiras, CFA	Chief Investment Officer

Marna Whittington	Managing Directors, President and Executive Committee

Item 32:	Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of [            ], [            ], Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105, Nicholas-Applegate Capital Management LLC, 600 West Broadway, Suite 2900, San Diego, CA 92101 and/or PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

Item 33:	Management Services

Not applicable.

Item 34:	Undertakings

1.	Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

a.	For purposes of determining any liability under the Securities Act of 1933, as amended (the “Act”) the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

NOTICE

A copy of the Agreement and Declaration of Trust of Nicholas-Applegate Equity & Income Capture Fund (the “Fund”), together with all amendments thereto, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 14th day of December, 2006.

NICHOLAS-APPLEGATE EQUITY & INCOME CAPTURE FUND

By:	/s/ Brian S. Shlissel
Name:	Brian S. Shlissel
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ Brian S. Shlissel Brian S. Shlissel	Trustee, President and Chief Executive Officer	December 14, 2006

/s/ Lawrence G. Altadonna Lawrence G. Altadonna	Treasurer and Principal Financial and Accounting Officer	December 14, 2006

INDEX TO EXHIBITS

Exhibit	Exhibit Name

a.	Agreement and Declaration of Trust dated December 12, 2006.

b.	Bylaws dated December 12, 2006.